                                                                      Exhibit 20

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

               -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 17, 2006 and covers activity from November 25, 2005 through December 25, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of January, 2006.


                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC., as Servicer

                                    By: /s/ Robin Flanagan
                                        --------------------------------
                                    Name:  Robin Flanagan
                                    Title: Director, ABS Operations
                                           & Accounting

I.  Monthly Period Trust Activity
---------------------------------------------------------------------------------------------------------


A. Trust Activity                                                                  Trust Totals

Number of days in period                                                                              31
Beginning Principal Receivable Balance                                                 26,818,093,116.20
Special Funding Account Balance                                                                     0.00
Beginning Total Principal Balance                                                      26,818,093,116.20
Finance Charge Collections (excluding                                                     479,723,100.39
 Recoveries)
Recoveries                                                                                 17,818,416.55
Total Collections of Finance Charge Receivables                                           497,541,516.94
Total Collections of Principal Receivables                                              6,971,481,358.21
Monthly Payment Rate                                                                            25.1569%
Defaulted amount                                                                           73,933,566.69
Annualized Default Rate                                                                          3.0969%
Trust Portfolio Yield                                                                           18.5980%
New Principal Receivables                                                               8,336,026,461.94
Ending Principal Receivables Balance                                                   28,108,704,653.24
Ending Required Minimum Principal Balance                                              22,657,250,000.00
Ending Transferor Amount                                                                6,933,704,653.24
Ending Special Funding Account Balance                                                              0.00
Ending Total Principal Balance                                                         28,108,704,653.24

B. Series Allocations                                                  Series 2001-1     Series 2001-2       Series 2001-3
---------------------                                                  -------------     -------------       -------------
Group Number                                                                        2                  1                  2
Invested Amount                                                        750,000,000.00     250,000,000.00     750,000,000.00
Adjusted Invested Amount                                               750,000,000.00     250,000,000.00     750,000,000.00
Principal Funding Account
  Balance                                                                        0.00               0.00               0.00
Series Required
  Transferor Amount                                                     52,500,000.00      17,500,000.00      52,500,000.00
Series Allocation
  Percentage                                                                    3.54%              1.18%              3.54%
Series Alloc. Finance
  Charge Collections                                                    17,622,485.84       5,874,161.95      17,622,485.84
Series Allocable
  Recoveries                                                               631,112.75         210,370.92         631,112.75
Series Alloc. Principal
  Collections                                                          246,923,778.92      82,307,926.31     246,923,778.92
Series Allocable
  Defaulted Amount                                                       2,618,662.34         872,887.45       2,618,662.34

B. Series Allocations               Series 2001-4     Series 2001-5     Series 2001-6      Series 2001-7     Series 2002-1
---------------------               -------------     -------------     -------------      -------------     -------------

Group Number                                    2                 2                 2                  2                  2
Invested Amount                    725,000,000.00    500,000,000.00    700,000,000.00     650,000,000.00     920,000,000.00
Adjusted Invested
  Amount                           725,000,000.00    500,000,000.00    700,000,000.00     650,000,000.00     920,000,000.00
Principal Funding
  Account Balance                            0.00              0.00              0.00               0.00               0.00
Series Required
  Transferor Amount                 50,750,000.00     35,000,000.00     49,000,000.00      45,500,000.00      64,400,000.00
Series Allocation
  Percentage                                3.42%             2.36%             3.31%              3.07%              4.34%
Series Alloc. Finance
  Charge Collections                17,035,069.65     11,748,323.89     16,447,653.45      15,272,821.06      21,616,915.97
Series Allocable
  Recoveries                           610,075.66        420,741.83        589,038.56         546,964.38         774,164.97
Series Alloc. Principal
  Collections                      238,692,986.29    164,615,852.61    230,462,193.66     214,000,608.40     302,893,168.81
Series Allocable
  Defaulted Amount                   2,531,373.59      1,745,774.89      2,444,084.85       2,269,507.36       3,212,225.80

B. Series Allocations               Series 2002-2     Series 2002-3     Series 2002-5       Series 2002-6     Series 2003-1
---------------------               -------------     -------------     -------------       -------------     -------------

Group Number                                    2                 2                 2                  2                  2
Invested Amount                    940,000,000.00    920,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00
Adjusted Invested
  Amount                           940,000,000.00    920,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00
Principal Funding
  Account Balance                            0.00              0.00              0.00               0.00               0.00
Series Required
  Transferor Amount                 65,800,000.00     64,400,000.00     42,000,000.00      50,400,000.00      64,400,000.00
Series Allocation
  Percentage                                4.44%             4.34%             2.83%              3.40%              4.34%
Series Alloc. Finance
  Charge Collections                22,086,848.92     21,616,915.97     14,097,988.67      16,917,586.41      21,616,915.97
Series Allocable
  Recoveries                           790,994.64        774,164.97        504,890.20         605,868.24         774,164.97
Series Alloc. Principal
  Collections                      309,477,802.91    302,893,168.81    197,539,023.14     237,046,827.76     302,893,168.81
Series Allocable
  Defaulted Amount                   3,282,056.80      3,212,225.80      2,094,929.87       2,513,915.84       3,212,225.80

B. Series Allocations             Series 2003-2     Series 2003-3     Series 2003-4       Series 2004-1       Series 2004-2
---------------------             -------------     -------------     -------------       -------------       -------------

Group Number                                    2                 2                 1                  2                  2
Invested Amount                  1,100,000,000.00    750,000,000.00    680,000,000.00     800,000,000.00     400,000,000.00
Adjusted Invested
  Amount                         1,100,000,000.00    750,000,000.00    680,000,000.00     800,000,000.00     400,000,000.00
Principal Funding
  Account Balance                            0.00              0.00              0.00               0.00               0.00
Series Required
  Transferor Amount                 77,000,000.00     52,500,000.00     47,600,000.00      56,000,000.00      28,000,000.00
Series Allocation
  Percentage                                5.19%             3.54%             3.21%              3.78%              1.89%
Series Alloc. Finance
  Charge Collections                25,846,312.57     17,622,485.84     15,977,720.50      18,797,318.23       9,398,659.12
Series Allocable
  Recoveries                           925,632.03        631,112.75        572,208.89         673,186.93         336,593.46
Series Alloc. Principal
  Collections                      362,154,875.75    246,923,778.92    223,877,559.56     263,385,364.18     131,692,682.09
Series Allocable
  Defaulted Amount                   3,840,704.76      2,618,662.34      2,374,253.85       2,793,239.83       1,396,619.91

B. Series Allocations             Series 2004-3     Series 2004-4     Series 2004-5       Series 2005-1       Series 2005-2
---------------------             -------------     -------------     -------------       -------------       -------------

Group Number                                    1                 2                 2                  2                  2
Invested Amount                    600,000,000.00  1,100,000,000.00  1,000,000,000.00     600,000,000.00     600,000,000.00
Adjusted Invested
  Amount                           600,000,000.00  1,100,000,000.00  1,000,000,000.00     600,000,000.00     600,000,000.00
Principal Funding
  Account Balance                            0.00              0.00              0.00               0.00               0.00
Series Required
  Transferor Amount                 42,000,000.00     77,000,000.00     70,000,000.00      42,000,000.00      42,000,000.00
Series Allocation
  Percentage                                2.83%             5.19%             4.72%              2.83%              2.83%
Series Alloc. Finance
  Charge Collections                14,097,988.67     25,846,312.57     23,496,647.79      14,097,988.67      14,097,988.67
Series Allocable
  Recoveries                           504,890.20        925,632.03        841,483.66         504,890.20         504,890.20
Series Alloc. Principal
  Collections                      197,539,023.14    362,154,875.75    329,231,705.23     197,539,023.14     197,539,023.14
Series Allocable
  Defaulted Amount                   2,094,929.87      3,840,704.76      3,491,549.78       2,094,929.87       2,094,929.87

B. Series Allocations            Series 2005-3     Series 2005-4     Series 2005-5       Series 2005-6       Series 2005-7
---------------------            -------------     -------------     -------------       -------------       -------------
Group Number                                    2                 2                 2                  2                  2
Invested Amount                    700,000,000.00    500,000,000.00  1,100,000,000.00     700,000,000.00     700,000,000.00
Adjusted Invested
  Amount                           700,000,000.00    500,000,000.00  1,100,000,000.00     700,000,000.00     700,000,000.00
Principal Funding
  Account Balance                            0.00              0.00              0.00               0.00               0.00
Series Required
  Transferor Amount                  49,000,000.00     35,000,000.00     77,000,000.00      49,000,000.00      49,000,000.00
Series Allocation
  Percentage                                3.31%             2.36%             5.19%              3.31%              3.31%
Series Alloc. Finance
  Charge Collections                16,447,653.45     11,748,323.89     25,846,312.57      16,447,653.45      16,447,653.45
Series Allocable
   Recoveries                          589,038.56        420,741.83        925,632.03         589,038.56         589,038.56
Series Alloc. Principal
  Collections                      230,462,193.66    164,615,852.61    362,154,875.75     230,462,193.66     230,462,193.66
Series Allocable
  Defaulted Amount                   2,444,084.85      1,745,774.89      3,840,704.76       2,444,084.85       2,444,084.85

B. Series Allocations
---------------------
                                 Series 2005-8                                                               Trust Total
                                 -------------                                                               -----------
Group Number                                    2
Invested Amount                    500,000,000.00                                                         21,175,000,000.00
Adjusted Invested
  Amount                           500,000,000.00                                                         21,175,000,000.00
Principal Funding
  Account Balance                            0.00                                                                      0.00
Series Required
  Transferor Amount                 35,000,000.00                                                          1,482,250,000.00
Series Allocation
  Percentage                                   2%                                                                      100%
Series Alloc. Finance
  Charge Collections                11,748,323.89                                                            497,541,516.94
Series Allocable
  Recoveries                           420,741.83                                                             17,818,416.55
Series Alloc. Principal
  Collections                      164,615,852.61                                                          6,971,481,358.21
Series Allocable
  Defaulted Amount                   1,745,774.89                                                             73,933,566.69

C. Group Allocations
--------------------

1. Group 1 Allocations            Series 2001-2     Series 2003-4     Series 2004-3                         Group 1 Total
----------------------            -------------     -------------     -------------                         -------------
Invested Amount                    250,000,000.00    680,000,000.00    600,000,000.00                      1,530,000,000.00
Investor Finance
  Charge Collections                 4,642,242.23     12,615,670.70     11,131,474.15                         28,389,387.07

Investor Monthly Interest            1,159,135.18      1,139,325.18      2,218,932.72                          4,517,393.08
Investor Default Amount                689,213.49      1,874,660.71      1,654,112.39                          4,217,986.59
Investor Monthly Fees                  416,666.67      1,133,333.33      1,000,000.00                          2,550,000.00
Investor Additional Amounts                  0.00              0.00              1.00                                  0.00
Total                                2,265,015.34      4,147,319.22      4,873,045.11                         11,285,379.67

Reallocated Investor Finance
  Charge Collections                 5,059,113.28     11,747,265.62     11,578,880.17                         28,385,259.07
Available Excess                     2,798,225.94      7,599,946.40      6,705,835.06                         17,104,007.41

2. Group 2 Allocations                                Series 2000-4     Series 2000-5       Series 2001-1     Series 2001-3
----------------------                                -------------     -------------       -------------     -------------
Invested Amount                                                0.00              0.00     750,000,000.00     750,000,000.00
Investor Finance Charge
  Collections                                                  0.00              0.00      13,926,155.68      13,926,155.68

Investor Monthly Interest                                      0.00              0.00       3,139,111.25       3,131,239.37
Investor Default Amount                                        0.00              0.00       2,067,640.48       2,067,640.48
Investor Monthly Fees                                          0.00              0.00       1,250,000.00       1,250,000.00
Investor Additional Amounts                                    0.00              0.00               0.00               0.00
Total                                                          0.00              0.00       6,456,751.73       6,448,879.86

Reallocated Investor Finance
  Charge Collections                                           0.00              0.00      13,947,880.48      13,940,008.60
Investment Funding
  Account Proceeds                                             0.00
Available Excess                                               0.00              0.00       7,502,941.74       7,502,941.74

2. Group 2 Allocations             Series 2001-4     Series 2001-5     Series 2001-6       Series 2001-7     Series 2002-1
----------------------             -------------     -------------     -------------       -------------     -------------
Invested Amount                    725,000,000.00    500,000,000.00    700,000,000.00     650,000,000.00     920,000,000.00
Investor Finance
  Charge Collections                13,450,531.26      9,276,228.45     12,986,719.84      12,059,096.99      17,068,260.36

Investor Monthly Interest            3,026,864.73      2,108,965.83      2,915,656.33       2,707,871.83       3,828,421.30
Investor Default Amount              1,998,719.13      1,378,426.99      1,929,797.78       1,791,955.09       2,536,305.66
Investor Monthly Fees                1,208,333.33        833,333.33      1,166,666.67       1,083,333.33       1,533,333.33
Investor Additional Amounts                  0.00              0.00              0.00               0.00               0.00
Total                                6,233,917.20      4,320,726.16      6,012,120.78       5,583,160.25       7,898,060.29

Reallocated Investor Finance
  Charge Collections                13,475,341.65      9,314,811.98     13,003,840.95      12,075,471.83      17,087,178.22
Investment Funding
  Account Proceeds
Available Excess                     7,241,424.45      4,994,085.83      6,991,720.16       6,492,311.58       9,189,117.93

2. Group 2 Allocations             Series 2002-2     Series 2002-3     Series 2002-5       Series 2002-6     Series 2003-1
----------------------             -------------     -------------     -------------       -------------     -------------
Invested Amount                    940,000,000.00    920,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00
Investor Finance
  Charge Collections                17,439,309.50     17,068,260.36     11,131,474.15      13,357,768.97      17,068,260.36

Investor Monthly Interest            3,910,958.52      3,827,071.97      2,526,221.50       3,015,130.80       3,828,421.30
Investor Default Amount              2,591,442.74      2,536,305.66      1,654,112.39       1,984,934.86       2,536,305.66
Investor Monthly Fees                1,566,666.67      1,533,333.33      1,000,000.00       1,200,000.00       1,533,333.33
Investor Additional
  Amounts                                    0.00              0.00              0.00               0.00               0.00
Total                                8,069,067.92      7,896,710.96      5,180,333.89       6,200,065.66       7,898,060.29

Reallocated Investor Finance
  Charge Collections                17,457,949.28     17,085,828.89     11,173,236.88      13,391,549.26      17,087,178.22
Investment Funding
  Account Proceeds
Available Excess                     9,388,881.36      9,189,117.93      5,992,903.00       7,191,483.59       9,189,117.93

2. Group 2 Allocations             Series 2003-2     Series 2003-3     Series 2004-1       Series 2004-2     Series 2004-4
----------------------             -------------     -------------     -------------       -------------     -------------
Invested Amount                  1,100,000,000.00    750,000,000.00    800,000,000.00     400,000,000.00   1,100,000,000.00
Investor Finance
  Charge Collections                20,407,702.60     13,914,342.68     14,841,965.53       7,420,982.76      20,407,702.60

Investor Monthly Interest            4,575,040.25      3,118,245.63      3,303,248.67       1,686,439.33       4,545,395.25
Investor Default Amount              3,032,539.38      2,067,640.48      2,205,483.18       1,102,741.59       3,032,539.38
Investor Monthly Fees                1,833,333.33      1,250,000.00      1,333,333.33         666,666.67       1,833,333.33
Investor Additional Amounts                  0.00              0.00              0.00               0.00               0.00
Total                                9,440,912.96      6,435,886.11      6,842,065.18       3,455,847.59       9,411,267.96

Reallocated Investor Finance
  Charge Collections                20,427,901.78     13,927,014.85     14,832,602.51       7,451,116.25      20,398,256.78
Investment Funding
  Account Proceeds
Available Excess                    10,986,988.82      7,491,128.74      7,990,537.33       3,995,268.66      10,986,988.82

2. Group 2 Allocations             Series 2004-5     Series 2005-1     Series 2005-2       Series 2005-3     Series 2005-4
----------------------             -------------     -------------     -------------       -------------     -------------
Invested Amount                  1,000,000,000.00    600,000,000.00    600,000,000.00     700,000,000.00     500,000,000.00
Investor Finance
  Charge Collections                18,552,456.91     11,131,474.15     11,131,474.15      12,986,719.84       9,276,228.45

Investor Monthly Interest            4,129,290.00      2,438,221.50      2,484,889.00       2,824,860.50       2,055,340.83
Investor Default Amount              2,756,853.98      1,654,112.39      1,654,112.39       1,929,797.78       1,378,426.99
Investor Monthly Fees                1,666,666.67      1,000,000.00      1,000,000.00       1,166,666.67         833,333.33
Investor Additional Amounts                  0.00              0.00              0.00               0.00               0.00
Total                                8,552,810.64      5,092,333.89      5,139,001.39       5,921,324.95       4,267,101.16

Reallocated Investor Finance
  Charge Collections                18,540,982.30     11,085,236.88     11,131,904.38      12,913,045.11       9,261,186.98
Investment Funding
  Account Proceeds
Available Excess                     9,988,171.66      5,992,903.00      5,992,903.00       6,991,720.16       4,994,085.83

2. Group 2 Allocations             Series 2005-5     Series 2005-6     Series 2005-7        Series 2005-8     Group 2 Total
----------------------              -------------     -------------     -------------       -------------     -------------
Invested Amount                  1,100,000,000.00    700,000,000.00    700,000,000.00          500000000  19,645,000,000.00
Investor Finance
  Charge Collections                20,407,702.60     12,986,719.84     12,986,719.84         9276228.45     364,486,641.99

Investor Monthly Interest            4,482,122.33      2,824,860.50      2,877,862.17            2033570      81,345,320.70
Investor Default Amount              3,032,539.38      1,929,797.78      1,929,797.78        1378426.989      54,158,396.40
Investor Monthly Fees                1,833,333.33      1,166,666.67      1,166,666.67        833333.3333      32,741,666.67
Investor Additional Amounts                  0.00              1.00              2.00                  2               0.00
Total                                9,347,995.04      5,921,324.95      5,974,326.62        4245330.322     168,245,383.76

Reallocated Investor Finance
  Charge Collections                20,334,983.87     12,913,045.11     12,966,046.78        9239416.152     364,463,015.99
Investment Funding
  Account Proceeds
Available Excess                    10,986,988.82      6,991,720.16      6,991,720.16        4994085.829     196,241,258.23


                                                               GROUP I                GROUP II
                                                               -------                --------
Group Investor Finance Charge Collections                        28,385,259.07         364,463,015.99
Group Expenses                                                   11,285,379.67         168,245,383.76
Reallocable Investor Finance Charge Collections                  17,099,879.41         196,217,632.23

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                                             268,780,034
61-90 Days Delinquent:                                             146,393,571
90+ Days Delinquent:                                               218,724,971
Total 30+ Days Delinquent:                                         633,898,576

IV. Series 2001-1 Certificates

--------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor     Transferors
A. Investor/Transferor Allocations                    Allocations         Interest          Interest
----------------------------------                    -----------         --------          --------
Beginning Invested /Transferor Amount                  949,873,427.96    750,000,000.00    199,873,427.96
Beginning Adjusted Invested Amount                                N/A    750,000,000.00               N/A
Floating Allocation Percentage                                    N/A          78.9579%          21.0421%
Principal Allocation Percentage                                   N/A          78.9579%          21.0421%
Collections of Finance Chg. Receivables                 17,622,485.84     13,926,155.68      3,708,143.16
Collections of Principal Receivables                   246,923,778.92    194,965,801.48     51,957,977.44
Defaulted Amount                                         2,618,662.34      2,067,640.48        551,021.85

Ending Invested / Transferor Amounts                   995,585,761.04    750,000,000.00    245,585,761.04


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest             Total
--------------------------------------                -------               -------           --------             -----
Principal Funding Account                                        0.00              0.00              0.00               0.00
Investment Proceeds for Monthly Period                           0.00              0.00              0.00               0.00
Reserve Draw Amount                                              0.00              0.00              0.00               0.00
Available Reserve Account Amount                         3,093,750.00              0.00              0.00       3,093,750.00
Reserve Account Surplus                                          0.00              0.00              0.00               0.00

Coupon December 15, 2005 - January 16, 2006                   4.5094%           4.7894%           4.8694%
Monthly Interest Due                                     2,557,663.97        263,415.90        318,031.38       3,139,111.25
Outstanding Monthly Interest Due                                 0.00              0.00              0.00               0.00
Additional Interest Due                                          0.00              0.00              0.00               0.00
Total Interest Due                                       2,557,663.97        263,415.90        318,031.38       3,139,111.25
Investor Default Amount                                  1,705,803.40        165,411.24        196,425.85       2,067,640.48
Investor Monthly Fees Due                                1,031,250.00        100,000.00        118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                5,294,717.37        528,827.14        633,207.23       6,456,751.73

Reallocated Investor Finance Charge Collections                                                                13,947,880.48
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                        11,813.00
Series Adjusted Portfolio Yield                                                                                     18.6507%
Base Rate                                                                                                            6.4728%
Excess Spread Percentage                                                                                            12.0047%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A              Class B           Interest             Total
--------------------------------------------          -------             -------           --------             -----

Beginning Certificates Balance                         618,750,000.00     60,000,000.00     71,250,000.00     750,000,000.00
Interest Distributions                                   2,557,663.97        263,415.90        318,031.38       3,139,111.25
Principal Deposits - Prin. Funding Account                       0.00              0.00              0.00               0.00
Principal Distributions                                          0.00              0.00              0.00               0.00
Total Distributions                                      2,557,663.97        263,415.90        318,031.38       3,139,111.25
Ending Certificates Balance                            618,750,000.00     60,000,000.00     71,250,000.00     750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.13

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.13

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.39

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.39

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution
Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $318,031.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $318,031.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,516,747.12

          a.   Class A Monthly Interest:                                                         $2,557,663.97
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,705,803.40
          e.   Excess Spread:                                                                    $7,253,279.75

     2.   Class B Available Funds:                                                               $1,116,775.48

          a.   Class B Monthly Interest:                                                           $263,415.90
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $853,359.58

     3.   Collateral Available Funds:                                                            $1,326,170.88

          a.   Excess Spread:                                                                    $1,326,170.88

     4.   Total Excess Spread:                                                                   $9,432,810.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                         $246,923,778.92

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                         $194,965,801.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $194,965,801.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,067,640.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $197,033,441.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $197,033,441.97

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-1

     1.   Excess Spread:                                                                         $9,432,810.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $165,411.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $318,031.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $196,425.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,502,941.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4728%
          b.   Prior Monthly Period                                                                    6.4043%
          c.   Second Prior Monthly Period                                                             6.3222%

     2.   Three Month Average Base Rate                                                                6.3998%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6692%
          b.   Prior Monthly Period                                                                   14.4603%
          c.   Second Prior Monthly Period                                                            16.1880%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4277%

V. Series 2001-2 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------          --------            --------
Beginning Invested /Transferor Amount                  316,624,475.99    250,000,000.00       66,624,475.99
Beginning Adjusted Invested Amount                                N/A    250,000,000.00                 N/A
Floating Allocation Percentage                                    N/A          78.9579%            21.0421%
Principal Allocation Percentage                                   N/A          78.9579%            21.0421%
Collections of Finance Chg. Receivables                  5,874,161.95      4,642,242.23        1,236,047.72
Collections of Principal Receivables                    82,307,926.31     64,988,600.49       17,319,325.81
Defaulted Amount                                           872,887.45        689,213.49          183,673.95

Ending Invested / Transferor Amounts                   331,861,920.35    250,000,000.00       81,861,920.35


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                 Class A               Class B            Interest           Total
--------------------------------------                 -------               -------            --------           -----

Principal Funding Account                                        0.00              0.00                0.00                 0.00
Investment Proceeds for Monthly Period                           0.00              0.00                0.00                 0.00
Reserve Draw Amount                                              0.00              0.00                0.00                 0.00
Available Reserve Account Amount                         1,081,250.00              0.00                0.00         1,081,250.00
Reserve Account Surplus                                          0.00              0.00                0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                   5.5300%           5.8300%             5.2194%
Monthly Interest Due                                       996,552.08         72,875.00           89,708.09         1,159,135.18
Outstanding Monthly Interest Due                                 0.00              0.00                0.00                 0.00
Additional Interest Due                                          0.00              0.00                0.00                 0.00
Total Interest Due                                         996,552.08         72,875.00           89,708.09         1,159,135.18
Investor Default Amount                                    596,169.67         41,352.81           51,691.01           689,213.49
Investor Monthly Fees Due                                  360,416.67         25,000.00           31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                                1,953,138.42        139,227.81          172,649.11         2,265,015.34

Reallocated Investor Finance Charge Collections                                                                     5,059,113.28
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             4,128.00
Series Adjusted Portfolio Yield                                                                                         20.5808%
Base Rate                                                                                                                6.9717%
Excess Spread Percentage                                                                                                13.4315%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions           Class A               Class B            Interest           Total
--------------------------------------------           -------               -------            --------           -----

Beginning Certificates Balance                         216,250,000.00     15,000,000.00       18,750,000.00       250,000,000.00
Interest Distributions                                     996,552.08         72,875.00           89,708.09         1,159,135.18
Principal Deposits - Prin. Funding Account                       0.00              0.00                0.00                 0.00
Principal Distributions                                          0.00              0.00                0.00                 0.00
Total Distributions                                        996,552.08         72,875.00           89,708.09         1,159,135.18
Ending Certificates Balance                            216,250,000.00     15,000,000.00       18,750,000.00       250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                          $89,708.09

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                         $89,708.09

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $4,379,703.71

          a.   Class A Monthly Interest:                                                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $596,169.67
          e.   Excess Spread:                                                                    $2,786,981.95

     2.   Class B Available Funds:                                                                 $303,794.48

          a.   Class B Monthly Interest:                                                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $230,919.48

     3.   Collateral Available Funds:                                                              $379,743.10

          a.   Excess Spread:                                                                      $379,743.10

     4.   Total Excess Spread:                                                                   $3,397,644.52

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                          $82,307,926.31

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                          $64,988,600.49

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $64,988,600.49

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                             $689,213.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $65,677,813.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $18,750,000.00

     2.   Required Collateral Invested Amount                                                   $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $65,677,813.99

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

     1.   Excess Spread:                                                                         $3,397,644.52
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $41,352.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                   $89,708.09
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $51,691.01
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $2,798,225.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9717%
          b.   Prior Monthly Period                                                                    7.6103%
          c.   Second Prior Monthly Period                                                             7.8482%

     2.   Three Month Average Base Rate                                                                7.4767%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.6003%
          b.   Prior Monthly Period                                                                   16.3563%
          c.   Second Prior Monthly Period                                                            18.1919%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         18.3828%

VI. Series 2001-3 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                        Series              Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------          --------------       -----------

Beginning Invested /Transferor Amount                  949,873,427.96      750,000,000.00      199,873,427.96
Beginning Adjusted Invested Amount                                N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            78.9579%            21.0421%
Principal Allocation Percentage                                   N/A            78.9579%            21.0421%
Collections of Finance Chg. Receivables                 17,622,485.84       13,926,155.68        3,708,143.16
Collections of Principal Receivables                   246,923,778.92      194,965,801.48       51,957,977.44
Defaulted Amount                                         2,618,662.34        2,067,640.48          551,021.85

Ending Invested / Transferor Amounts                   995,585,761.04      750,000,000.00      245,585,761.04


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                 Class A                 Class B            Interest         Total
--------------------------------------                 -------                 -------            --------         -----

Principal Funding Account                                        0.00                0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                0.00                0.00               0.00
Reserve Draw Amount                                              0.00                0.00                0.00               0.00
Available Reserve Account Amount                         3,093,750.00                0.00                0.00       3,093,750.00
Reserve Account Surplus                                          0.00                0.00                0.00               0.00

Coupon December 15, 2005 - January 16, 2006                   4.4994%             4.7494%             4.8694%
Monthly Interest Due                                     2,551,992.09          261,215.90          318,031.38       3,131,239.38
Outstanding Monthly Interest Due                                 0.00                0.00                0.00               0.00
Additional Interest Due                                          0.00                0.00                0.00               0.00
Total Interest Due                                       2,551,992.09          261,215.90          318,031.38       3,131,239.38
Investor Default Amount                                  1,705,803.40          165,411.24          196,425.85       2,067,640.48
Investor Monthly Fees Due                                1,031,250.00          100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                5,289,045.49          526,627.14          633,207.23       6,448,879.86

Reallocated Investor Finance Charge Collections                                                                    13,940,008.60
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                            11,813.00
Series Adjusted Portfolio Yield                                                                                         18.6383%
Base Rate                                                                                                                6.4612%
Excess Spread Percentage                                                                                                12.0047%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions           Class A             Class B            Interest               Total
--------------------------------------------           -------             -------            --------               -----

Beginning Certificates Balance                      618,750,000.00      60,000,000.00     71,250,000.00          750,000,000.00
Interest Distributions                                2,551,992.09         261,215.90        318,031.38            3,131,239.38
Principal Deposits - Prin. Funding Account                    0.00               0.00              0.00                    0.00
Principal Distributions                                       0.00               0.00              0.00                    0.00
Total Distributions                                   2,551,992.09         261,215.90        318,031.38            3,131,239.38
Ending Certificates Balance                         618,750,000.00      60,000,000.00     71,250,000.00          750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.12

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.35

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.35

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $318,031.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $318,031.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,510,252.82

          a.   Class A Monthly Interest:                                                         $2,551,992.09
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,705,803.40
          e.   Excess Spread:                                                                    $7,252,457.33

     2.   Class B Available Funds:                                                               $1,116,145.73

          a.   Class B Monthly Interest:                                                           $261,215.90
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $854,929.83

     3.   Collateral Available Funds:                                                            $1,325,423.05

          a.   Excess Spread:                                                                    $1,325,423.05

     4.   Total Excess Spread:                                                                   $9,432,810.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $246,923,778.92

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $194,965,801.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $194,965,801.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,067,640.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $197,033,441.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $197,033,441.97

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

     1.   Excess Spread:                                                                         $9,432,810.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $165,411.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $318,031.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $196,425.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,502,941.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4612%
          b.   Prior Monthly Period                                                                    6.3927%
          c.   Second Prior Monthly Period                                                             6.3106%

     2.   Three Month Average Base Rate                                                                6.3882%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6569%
          b.   Prior Monthly Period                                                                   14.4332%
          c.   Second Prior Monthly Period                                                            16.1768%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4223%

VII. Series 2001-4 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations               Interest              Interest
----------------------------------                  -----------            --------------        -----------

Beginning Invested /Transferor Amount               918,210,980.37         725,000,000.00       193,210,980.37
Beginning Adjusted Invested Amount                             N/A         725,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               78.9579%             21.0421%
Principal Allocation Percentage                                N/A               78.9579%             21.0421%
Collections of Finance Chg. Receivables              17,035,069.65          13,450,531.26         3,584,538.39
Collections of Principal Receivables                238,692,986.29         188,466,941.43        50,226,044.86
Defaulted Amount                                      2,531,373.59           1,998,719.13           532,654.46

Ending Invested / Transferor Amounts                962,399,569.00         725,000,000.00       237,399,569.00


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                   Class A                  Class B             Interest        Total
--------------------------------------                   -------                  -------             --------        -----

Principal Funding Account                                     0.00                   0.00                 0.00              0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00              0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00              0.00
Available Reserve Account Amount                      2,990,625.00                   0.00                 0.00      2,990,625.00
Reserve Account Surplus                                       0.00                   0.00                 0.00              0.00

Coupon December 15, 2005 - January 16, 2006                4.4994%                4.7494%              4.8694%
Monthly Interest Due                                  2,466,925.69             252,508.70           307,430.34      3,026,864.73
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00              0.00
Additional Interest Due                                       0.00                   0.00                 0.00              0.00
Total Interest Due                                    2,466,925.69             252,508.70           307,430.34      3,026,864.73
Investor Default Amount                               1,648,943.29             159,897.53           189,878.32      1,998,719.13
Investor Monthly Fees Due                               996,875.00              96,666.67           114,791.67      1,208,333.33
Investor Additional Amounts Due
Total Due                                             5,112,743.98             509,072.90           612,100.32      6,233,917.20

Reallocated Investor Finance Charge Collections                                                                    13,475,341.65
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         18.6383%
Base Rate                                                                                                                6.4612%
Excess Spread Percentage                                                                                                11.9858%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B             Interest        Total
--------------------------------------------             -------                 -------             --------        -----

Beginning Certificates Balance                      598,125,000.00          58,000,000.00        68,875,000.00    725,000,000.00
Interest Distributions                                2,466,925.69             252,508.70           307,430.34      3,026,864.73
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00              0.00
Principal Distributions                                       0.00                   0.00                 0.00              0.00
Total Distributions                                   2,466,925.69             252,508.70           307,430.34      3,026,864.73
Ending Certificates Balance                         598,125,000.00          58,000,000.00        68,875,000.00    725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.12

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.35

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.35

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $307,430.34

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $307,430.34

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,117,156.86

          a.   Class A Monthly Interest:                                                         $2,466,925.69
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,648,943.29
          e.   Excess Spread:                                                                    $7,001,287.88

     2.   Class B Available Funds:                                                               $1,078,027.33

          a.   Class B Monthly Interest:                                                           $252,508.70
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $825,518.63

     3.   Collateral Available Funds:                                                            $1,280,157.46

          a.   Excess Spread:                                                                    $1,280,157.46

     4.   Total Excess Spread:                                                                   $9,106,963.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $238,692,986.29

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $188,466,941.43

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $188,466,941.43

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,998,719.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $190,465,660.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $190,465,660.57

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $9,106,963.97
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $159,897.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $307,430.34
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $189,878.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $2,990,625.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,250,799.45

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4612%
          b.   Prior Monthly Period                                                                    6.3927%
          c.   Second Prior Monthly Period                                                             6.3106%

     2.   Three Month Average Base Rate                                                                6.3882%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6383%
          b.   Prior Monthly Period                                                                   14.4332%
          c.   Second Prior Monthly Period                                                            16.1768%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4161%

VIII. Series 2001-5 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                             Series           Total Investor     Transferors
A. Investor/Transferor Allocations                         Allocations          Interest         Interest
----------------------------------                         -----------          --------         --------

Beginning Invested /Transferor Amount                      633,248,951.98    500,000,000.00    133,248,951.98
Beginning Adjusted Invested Amount                                    N/A    500,000,000.00               N/A
Floating Allocation Percentage                                        N/A          78.9579%          21.0421%
Principal Allocation Percentage                                       N/A          78.9579%          21.0421%
Collections of Finance Chg. Receivables                     11,748,323.89      9,276,228.45      2,472,095.44
Collections of Principal Receivables                       164,615,852.61    129,977,200.99     34,638,651.63
Defaulted Amount                                             1,745,774.89      1,378,426.99        367,347.90

Ending Invested / Transferor Amounts                       663,723,840.69    500,000,000.00    163,723,840.69


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                          Class A           Class B        Interest            Total
--------------------------------------                          -------           -------        --------            -----

Principal Funding Account                                            0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                               0.00              0.00              0.00              0.00
Reserve Draw Amount                                                  0.00              0.00              0.00              0.00
Available Reserve Account Amount                                     0.00              0.00              0.00              0.00
Reserve Account Surplus                                              0.00              0.00              0.00              0.00

Coupon December 15, 2005 - January 16, 2006                       4.5494%           4.8194%           4.8694%
Monthly Interest Due                                         1,720,234.31        176,710.60        212,020.92      2,108,965.83
Outstanding Monthly Interest Due                                     0.00              0.00              0.00              0.00
Additional Interest Due                                              0.00              0.00              0.00              0.00
Total Interest Due                                           1,720,234.31        176,710.60        212,020.92      2,108,965.83
Investor Default Amount                                      1,137,202.27        110,274.16        130,950.56      1,378,426.99
Investor Monthly Fees Due                                      687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                    3,544,936.58        353,651.43        422,138.15      4,320,726.16

Reallocated Investor Finance Charge Collections                                                                    9,314,811.98
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        18.6889%
Base Rate                                                                                                               6.5087%
Excess Spread Percentage                                                                                               11.9858%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest           Total
--------------------------------------------               -------               -------          --------           -----

Beginning Certificates Balance                             412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                       1,720,234.31        176,710.60        212,020.92      2,108,965.83
Principal Deposits - Prin. Funding Account                           0.00              0.00              0.00              0.00
Principal Distributions                                              0.00              0.00              0.00              0.00
Total Distributions                                          1,720,234.31        176,710.60        212,020.92      2,108,965.83
Ending Certificates Balance                                412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.17

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $212,020.92

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $212,020.92

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,684,719.89

          a.   Class A Monthly Interest:                                                         $1,720,234.31
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,137,202.27
          e.   Excess Spread:                                                                    $4,827,283.31

     2.   Class B Available Funds:                                                                 $745,184.96

          a.   Class B Monthly Interest:                                                           $176,710.60
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $568,474.36

     3.   Collateral Available Funds:                                                              $884,907.14

          a.   Excess Spread:                                                                      $884,907.14

     4.   Total Excess Spread:                                                                   $6,280,664.81

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $164,615,852.61

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $129,977,200.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $129,977,200.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,378,426.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $131,355,627.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $131,355,627.98

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $6,280,664.81
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $110,274.16
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $212,020.92
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $130,950.56
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,994,085.83

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.5087%
          b.   Prior Monthly Period                                                                    6.4402%
          c.   Second Prior Monthly Period                                                             6.3581%

     2.   Three Month Average Base Rate                                                                6.4357%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6889%
          b.   Prior Monthly Period                                                                   14.4792%
          c.   Second Prior Monthly Period                                                            16.2227%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4636%

IX. Series 2001-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest            Interest
----------------------------------                        -----------          --------            --------

Beginning Invested /Transferor Amount                   886,548,532.77     700,000,000.00      186,548,532.77
Beginning Adjusted Invested Amount                                 N/A     700,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           78.9579%            21.0421%
Principal Allocation Percentage                                    N/A           78.9579%            21.0421%
Collections of Finance Chg. Receivables                  16,447,653.45      12,986,719.84        3,460,933.62
Collections of Principal Receivables                    230,462,193.66     181,968,081.38       48,494,112.28
Defaulted Amount                                          2,444,084.85       1,929,797.78          514,287.06

Ending Invested / Transferor Amounts                    929,213,376.97     700,000,000.00      229,213,376.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest           Total
--------------------------------------                       -------              -------            --------           -----

Principal Funding Account                                         0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                 0.00
Reserve Draw Amount                                               0.00               0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00               0.00                0.00                 0.00
Reserve Account Surplus                                           0.00               0.00                0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                    4.4894%            4.7194%             4.8694%
Monthly Interest Due                                      2,376,565.54         242,261.51          296,829.29         2,915,656.33
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                 0.00
Additional Interest Due                                           0.00               0.00                0.00                 0.00
Total Interest Due                                        2,376,565.54         242,261.51          296,829.29         2,915,656.33
Investor Default Amount                                   1,592,083.17         154,383.82          183,330.79         1,929,797.78
Investor Monthly Fees Due                                   962,500.00          93,333.33          110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,931,148.71         489,978.66          590,993.41         6,012,120.78

Reallocated Investor Finance Charge Collections                                                                      13,003,840.95
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.6269%
Base Rate                                                                                                                  6.4504%
Excess Spread Percentage                                                                                                  11.9858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest           Total
--------------------------------------------                 -------              -------            --------           -----

Beginning Certificates Balance                          577,500,000.00      56,000,000.00       66,500,000.00       700,000,000.00
Interest Distributions                                    2,376,565.54         242,261.51          296,829.29         2,915,656.33
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                 0.00
Principal Distributions                                           0.00               0.00                0.00                 0.00
Total Distributions                                       2,376,565.54         242,261.51          296,829.29         2,915,656.33
Ending Certificates Balance                             577,500,000.00      56,000,000.00       66,500,000.00       700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.12

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.33

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.33

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $296,829.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $296,829.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,728,168.78

          a.   Class A Monthly Interest:                                                         $2,376,565.54
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,592,083.17
          e.   Excess Spread:                                                                    $6,759,520.07

     2.   Class B Available Funds:                                                               $1,040,307.28

          a.   Class B Monthly Interest:                                                           $242,261.51
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $798,045.77

     3.   Collateral Available Funds:                                                            $1,235,364.89

          a.   Excess Spread:                                                                    $1,235,364.89

     4.   Total Excess Spread:                                                                   $8,792,930.73

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $230,462,193.66

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $181,968,081.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,968,081.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,929,797.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,897,879.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,897,879.17

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $8,792,930.73
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $154,383.82
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $296,829.29
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $183,330.79
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,991,720.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4504%
          b.   Prior Monthly Period                                                                    6.3819%
          c.   Second Prior Monthly Period                                                             6.2998%

     2.   Three Month Average Base Rate                                                                6.3774%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6268%
          b.   Prior Monthly Period                                                                   14.4228%
          c.   Second Prior Monthly Period                                                            16.1663%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4053%

X. Series 2001-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest              Interest
----------------------------------                        -----------         --------              --------

Beginning Invested /Transferor Amount                   823,223,637.57     650,000,000.00      173,223,637.57
Beginning Adjusted Invested Amount                                 N/A     650,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           78.9579%            21.0421%
Principal Allocation Percentage                                    N/A           78.9579%            21.0421%
Collections of Finance Chg. Receivables                  15,272,821.06      12,059,096.99        3,213,724.07
Collections of Principal Receivables                    214,000,608.40     168,970,361.29       45,030,247.11
Defaulted Amount                                          2,269,507.36       1,791,955.09          477,552.27

Ending Invested / Transferor Amounts                    862,840,992.90     650,000,000.00      212,840,992.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A                Class B          Interest           Total
--------------------------------------                       -------                -------          --------           -----

Principal Funding Account                                         0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                 0.00
Reserve Draw Amount                                               0.00               0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00               0.00                0.00                 0.00
Reserve Account Surplus                                           0.00               0.00                0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                    4.4894%            4.7294%             4.8694%
Monthly Interest Due                                      2,206,810.86         225,433.78          275,627.20         2,707,871.83
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                 0.00
Additional Interest Due                                           0.00               0.00                0.00                 0.00
Total Interest Due                                        2,206,810.86         225,433.78          275,627.20         2,707,871.83
Investor Default Amount                                   1,478,362.95         143,356.41          170,235.73         1,791,955.09
Investor Monthly Fees Due                                   893,750.00          86,666.67          102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                                 4,578,923.80         455,456.85          548,779.60         5,583,160.25

Reallocated Investor Finance Charge Collections                                                                      12,075,471.83
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.6277%
Base Rate                                                                                                                  6.4512%
Excess Spread Percentage                                                                                                  11.9858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest           Total
--------------------------------------------            -------                -------            --------           -----

Beginning Certificates Balance                          536,250,000.00      52,000,000.00       61,750,000.00       650,000,000.00
Interest Distributions                                    2,206,810.86         225,433.78          275,627.20         2,707,871.83
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                 0.00
Principal Distributions                                           0.00               0.00                0.00                 0.00
Total Distributions                                       2,206,810.86         225,433.78          275,627.20         2,707,871.83
Ending Certificates Balance                             536,250,000.00      52,000,000.00       61,750,000.00       650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.12

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.34

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution
Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $275,627.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $275,627.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,962,264.26

          a.   Class A Monthly Interest:                                                         $2,206,810.86
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,478,362.95
          e.   Excess Spread:                                                                    $6,277,090.46

     2.   Class B Available Funds:                                                                 $966,037.75

          a.   Class B Monthly Interest:                                                           $225,433.78
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $740,603.97

     3.   Collateral Available Funds:                                                            $1,147,169.82

          a.   Excess Spread:                                                                    $1,147,169.82

     4.   Total Excess Spread:                                                                   $8,164,864.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $214,000,608.40

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $168,970,361.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $168,970,361.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,791,955.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,762,316.37

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,762,316.37

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $8,164,864.25
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $143,356.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $275,627.20
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $170,235.73
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,492,311.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4512%
          b.   Prior Monthly Period                                                                    6.3827%
          c.   Second Prior Monthly Period                                                             6.3006%

     2.   Three Month Average Base Rate                                                                6.3782%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6277%
          b.   Prior Monthly Period                                                                   14.4236%
          c.   Second Prior Monthly Period                                                            16.1671%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4061%

XI. Series 2002-1 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations          Interest             Interest
----------------------------------                    -----------          --------             --------
Beginning Invested /Transferor Amount               1,165,178,071.64    920,000,000.00        245,178,071.64
Beginning Adjusted Invested Amount                               N/A    920,000,000.00                   N/A
Floating Allocation Percentage                                   N/A          78.9579%              21.0421%
Principal Allocation Percentage                                  N/A          78.9579%              21.0421%
Collections of Finance Chg. Receivables                21,616,915.97     17,068,260.36          4,548,655.61
Collections of Principal Receivables                  302,893,168.81    239,158,049.82         63,735,118.99
Defaulted Amount                                        3,212,225.80      2,536,305.66            675,920.14

Ending Invested / Transferor Amounts                1,221,251,866.87    920,000,000.00        301,251,866.87


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B           Interest          Total
--------------------------------------                     -------               -------           --------          -----

Principal Funding Account                                       0.00              0.00                  0.00                0.00
Investment Proceeds for Monthly Period                          0.00              0.00                  0.00                0.00
Reserve Draw Amount                                             0.00              0.00                  0.00                0.00
Available Reserve Account Amount                                0.00              0.00                  0.00                0.00
Reserve Account Surplus                                         0.00              0.00                  0.00                0.00

Coupon December 15, 2005 - January 16, 2006                  4.4794%           4.7694%               4.8694%
Monthly Interest Due                                    3,116,528.64        321,774.17            390,118.49        3,828,421.30
Outstanding Monthly Interest Due                                0.00              0.00                  0.00                0.00
Additional Interest Due                                         0.00              0.00                  0.00                0.00
Total Interest Due                                      3,116,528.64        321,774.17            390,118.49        3,828,421.30
Investor Default Amount                                 2,092,452.17        202,904.45            240,949.04        2,536,305.66
Investor Monthly Fees Due                               1,265,000.00        122,666.67            145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,473,980.80        647,345.29            776,734.20        7,898,060.29

Reallocated Investor Finance Charge Collections                                                                    17,087,178.22
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         18.6223%
Base Rate                                                                                                                6.4461%
Excess Spread Percentage                                                                                                11.9858%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A            Class B            Interest          Total
--------------------------------------------                -------            -------            --------          -----

Beginning Certificates Balance                        759,000,000.00     73,600,000.00         87,400,000.00      920,000,000.00
Interest Distributions                                  3,116,528.64        321,774.17            390,118.49        3,828,421.30
Principal Deposits - Prin. Funding Account                      0.00              0.00                  0.00                0.00
Principal Distributions                                         0.00              0.00                  0.00                0.00
Total Distributions                                     3,116,528.64        321,774.17            390,118.49        3,828,421.30
Ending Certificates Balance                           759,000,000.00     73,600,000.00         87,400,000.00      920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.11

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.37

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.37

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $390,118.49

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $390,118.49

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,096,922.03

          a.   Class A Monthly Interest:                                                         $3,116,528.64
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,092,452.17
          e.   Excess Spread:                                                                    $8,887,941.23

     2.   Class B Available Funds:                                                               $1,366,974.26

          a.   Class B Monthly Interest:                                                           $321,774.17
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,045,200.09

     3.   Collateral Available Funds:                                                            $1,623,281.93

          a.   Excess Spread:                                                                    $1,623,281.93

     4.   Total Excess Spread:                                                                  $11,556,423.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $302,893,168.81

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $239,158,049.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $239,158,049.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,536,305.66

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $241,694,355.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $241,694,355.48

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $11,556,423.24
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $202,904.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $390,118.49
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $240,949.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,189,117.93

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4461%
          b.   Prior Monthly Period                                                                    6.3776%
          c.   Second Prior Monthly Period                                                             6.2955%

     2.   Three Month Average Base Rate                                                                6.3731%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6223%
          b.   Prior Monthly Period                                                                   14.4186%
          c.   Second Prior Monthly Period                                                            16.1622%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4010%

XII. Series 2002-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------            --------               --------
Beginning Invested /Transferor Amount               1,190,508,029.72      940,000,000.00      250,508,029.72
Beginning Adjusted Invested Amount                               N/A      940,000,000.00                 N/A
Floating Allocation Percentage                                   N/A            78.9579%            21.0421%
Principal Allocation Percentage                                  N/A            78.9579%            21.0421%
Collections of Finance Chg. Receivables                22,086,848.92       17,439,309.50        4,647,539.43
Collections of Principal Receivables                  309,477,802.91      244,357,137.86       65,120,665.06
Defaulted Amount                                        3,282,056.80        2,591,442.74          690,614.06

Ending Invested / Transferor Amounts                1,247,800,820.50      940,000,000.00      307,800,820.50


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest              Total
--------------------------------------                -------                 -------            --------              -----

Principal Funding Account                                       0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00                0.00                 0.00
Reserve Draw Amount                                             0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                0.00                0.00                0.00                 0.00
Reserve Account Surplus                                         0.00                0.00                0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                  4.4794%             4.7594%             4.8694%
Monthly Interest Due                                    3,184,279.26          328,079.93          398,599.33         3,910,958.52
Outstanding Monthly Interest Due                                0.00                0.00                0.00                 0.00
Additional Interest Due                                         0.00                0.00                0.00                 0.00
Total Interest Due                                      3,184,279.26          328,079.93          398,599.33         3,910,958.52
Investor Default Amount                                 2,137,940.26          207,315.42          246,187.06         2,591,442.74
Investor Monthly Fees Due                               1,292,500.00          125,333.33          148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                               6,614,719.52          660,728.68          793,619.72         8,069,067.92

Reallocated Investor Finance Charge Collections                                                                     17,457,949.28
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.6214%
Base Rate                                                                                                                 6.4453%
Excess Spread Percentage                                                                                                 11.9858%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest             Total
--------------------------------------------          -------                 -------            --------             -----

Beginning Certificates Balance                        775,500,000.00       75,200,000.00       89,300,000.00       940,000,000.00
Interest Distributions                                  3,184,279.26          328,079.93          398,599.33         3,910,958.52
Principal Deposits - Prin. Funding Account                      0.00                0.00                0.00                 0.00
Principal Distributions                                         0.00                0.00                0.00                 0.00
Total Distributions                                     3,184,279.26          328,079.93          398,599.33         3,910,958.52
Ending Certificates Balance                           775,500,000.00       75,200,000.00       89,300,000.00       940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.11

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.36

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.36

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $398,599.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $398,599.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,402,808.16

          a.   Class A Monthly Interest:                                                         $3,184,279.26
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,137,940.26
          e.   Excess Spread:                                                                    $9,080,588.64

     2.   Class B Available Funds:                                                               $1,396,635.94

          a.   Class B Monthly Interest:                                                           $328,079.93
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,068,556.01

     3.   Collateral Available Funds:                                                            $1,658,505.18

          a.   Excess Spread:                                                                    $1,658,505.18

     4.   Total Excess Spread:                                                                  $11,807,649.84

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $309,477,802.91

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $244,357,137.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $244,357,137.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,591,442.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $246,948,580.60

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $246,948,580.60

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $11,807,649.84
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $207,315.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $398,599.33
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $246,187.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,388,881.36

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4453%
          b.   Prior Monthly Period                                                                    6.3768%
          c.   Second Prior Monthly Period                                                             6.2946%

     2.   Three Month Average Base Rate                                                                6.3723%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6214%
          b.   Prior Monthly Period                                                                   14.4178%
          c.   Second Prior Monthly Period                                                            16.1614%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4002%


XIII. Series 2002-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                               Series     Total Investor        Transferors
A. Investor/Transferor Allocations                        Allocations           Interest           Interest
----------------------------------                        -----------     --------------        -----------

Beginning Invested /Transferor Amount                1,165,178,071.64     920,000,000.00    245,178,071.64
Beginning Adjusted Invested Amount                                N/A     920,000,000.00               N/A
Floating Allocation Percentage                                    N/A           78.9579%          21.0421%
Principal Allocation Percentage                                   N/A           78.9579%          21.0421%
Collections of Finance Chg. Receivables                 21,616,915.97      17,068,260.36      4,548,655.61
Collections of Principal Receivables                   302,893,168.81     239,158,049.82     63,735,118.99
Defaulted Amount                                         3,212,225.80       2,536,305.66        675,920.14

Ending Invested / Transferor Amounts                 1,221,251,866.87     920,000,000.00    301,251,866.87


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                        Class A            Class B          Interest                  Total
--------------------------------------                        -------            -------        -----------                 -----

Principal Funding Account                                        0.00               0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00               0.00              0.00                   0.00
Reserve Draw Amount                                              0.00               0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00               0.00              0.00                   0.00
Reserve Account Surplus                                          0.00               0.00              0.00                   0.00

Coupon December 15, 2005 - January 16, 2006                   4.4794%            4.7494%           4.8694%
Monthly Interest Due                                     3,116,528.64         320,424.84        390,118.49           3,827,071.97
Outstanding Monthly Interest Due                                 0.00               0.00              0.00                   0.00
Additional Interest Due                                          0.00               0.00              0.00                   0.00
Total Interest Due                                       3,116,528.64         320,424.84        390,118.49           3,827,071.97
Investor Default Amount                                  2,092,452.17         202,904.45        240,949.04           2,536,305.66
Investor Monthly Fees Due                                1,265,000.00         122,666.67        145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,473,980.80         645,995.96        776,734.20           7,896,710.96

Reallocated Investor Finance Charge Collections                                                                     17,085,828.89
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.6205%
Base Rate                                                                                                                 6.4445%
Excess Spread Percentage                                                                                                 11.9858%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                  Class A            Class B          Interest                  Total
--------------------------------------------                  -------            -------        ----------                  -----

Beginning Certificates Balance                         759,000,000.00      73,600,000.00     87,400,000.00         920,000,000.00
Interest Distributions                                   3,116,528.64         320,424.84        390,118.49           3,827,071.97
Principal Deposits - Prin. Funding Account                       0.00               0.00              0.00                   0.00
Principal Distributions                                          0.00               0.00              0.00                   0.00
Total Distributions                                      3,116,528.64         320,424.84        390,118.49           3,827,071.97
Ending Certificates Balance                            759,000,000.00      73,600,000.00     87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $4.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.11

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.35

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.35

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $390,118.49

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $390,118.49

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,095,808.83

          a.   Class A Monthly Interest:                                                         $3,116,528.64
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,092,452.17
          e.   Excess Spread:                                                                    $8,886,828.03

     2.   Class B Available Funds:                                                               $1,366,866.31

          a.   Class B Monthly Interest:                                                           $320,424.84
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,046,441.47

     3.   Collateral Available Funds:                                                            $1,623,153.74

          a.   Excess Spread:                                                                    $1,623,153.74

     4.   Total Excess Spread:                                                                  $11,556,423.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $302,893,168.81

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $239,158,049.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $239,158,049.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,536,305.66

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $241,694,355.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $241,694,355.48


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $11,556,423.24
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $202,904.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $390,118.49
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $240,949.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,189,117.93

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4445%
          b.   Prior Monthly Period                                                                    6.3760%
          c.   Second Prior Monthly Period                                                             6.2938%

     2.   Three Month Average Base Rate                                                                6.3714%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6205%
          b.   Prior Monthly Period                                                                   14.4170%
          c.   Second Prior Monthly Period                                                            16.1606%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3994%


XV. Series 2002-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                               Series     Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations           Interest          Interest
----------------------------------                        -----------     --------------       -----------

Beginning Invested /Transferor Amount                  759,898,742.37     600,000,000.00    159,898,742.37
Beginning Adjusted Invested Amount                                N/A     600,000,000.00               N/A
Floating Allocation Percentage                                    N/A           78.9579%          21.0421%
Principal Allocation Percentage                                   N/A           78.9579%          21.0421%
Collections of Finance Chg. Receivables                 14,097,988.67      11,131,474.15      2,966,514.53
Collections of Principal Receivables                   197,539,023.14     155,972,641.19     41,566,381.95
Defaulted Amount                                         2,094,929.87       1,654,112.39        440,817.48

Ending Invested / Transferor Amounts                   796,468,608.83     600,000,000.00    196,468,608.83


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                        Class A            Class B          Interest                  Total
--------------------------------------                        -------            -------        ----------                  -----

Principal Funding Account                                        0.00               0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00               0.00              0.00                   0.00
Reserve Draw Amount                                              0.00               0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00               0.00              0.00                   0.00
Reserve Account Surplus                                          0.00               0.00              0.00                   0.00

Coupon December 15, 2005 - January 16, 2006                   4.5394%            4.8194%           4.8694%
Monthly Interest Due                                     2,059,743.68         212,052.72        254,425.11           2,526,221.50
Outstanding Monthly Interest Due                                 0.00               0.00              0.00                   0.00
Additional Interest Due                                          0.00               0.00              0.00                   0.00
Total Interest Due                                       2,059,743.68         212,052.72        254,425.11           2,526,221.50
Investor Default Amount                                  1,364,642.72         132,328.99        157,140.68           1,654,112.39
Investor Monthly Fees Due                                  825,000.00          80,000.00         95,000.00           1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,249,386.39         424,381.71        506,565.78           5,180,333.89

Reallocated Investor Finance Charge Collections                                                                     11,173,236.88
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.6800%
Base Rate                                                                                                                 6.5004%
Excess Spread Percentage                                                                                                 11.9858%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                  Class A            Class B          Interest                  Total
--------------------------------------------                  -------            -------        ----------                  -----

Beginning Certificates Balance                         495,000,000.00      48,000,000.00     57,000,000.00         600,000,000.00
Interest Distributions                                   2,059,743.68         212,052.72        254,425.11           2,526,221.50
Principal Deposits - Prin. Funding Account                       0.00               0.00              0.00                   0.00
Principal Distributions                                          0.00               0.00              0.00                   0.00
Total Distributions                                      2,059,743.68         212,052.72        254,425.11           2,526,221.50
Ending Certificates Balance                            495,000,000.00      48,000,000.00     57,000,000.00         600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.16

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00




G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $254,425.10

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $254,425.11

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,217,920.43

          a.   Class A Monthly Interest:                                                         $2,059,743.68
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,364,642.72
          e.   Excess Spread:                                                                    $5,793,534.03

     2.   Class B Available Funds:                                                                 $893,858.95

          a.   Class B Monthly Interest:                                                           $212,052.72
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $681,806.23

     3.   Collateral Available Funds:                                                            $1,061,457.50

          a.   Excess Spread:                                                                    $1,061,457.50

     4.   Total Excess Spread:                                                                   $7,536,797.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $197,539,023.14

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $155,972,641.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,972,641.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,654,112.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,626,753.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,626,753.57


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $7,536,797.77
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $132,328.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $254,425.11
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $157,140.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,992,903.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.5004%
          b.   Prior Monthly Period                                                                    6.4319%
          c.   Second Prior Monthly Period                                                             6.3497%

     2.   Three Month Average Base Rate                                                                6.4273%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6800%
          b.   Prior Monthly Period                                                                   14.4711%
          c.   Second Prior Monthly Period                                                            16.2146%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4552%


XVI. Series 2002-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series      Total Investor         Transferors
A. Investor/Transferor Allocations                          Allocations            Interest            Interest
----------------------------------                          -----------      --------------         -----------

Beginning Invested /Transferor Amount                    911,878,490.85      720,000,000.00      191,878,490.85
Beginning Adjusted Invested Amount                                  N/A      720,000,000.00                 N/A
Floating Allocation Percentage                                      N/A            78.9579%            21.0421%
Principal Allocation Percentage                                     N/A            78.9579%            21.0421%
Collections of Finance Chg. Receivables                   16,917,586.41       13,357,768.97        3,559,817.43
Collections of Principal Receivables                     237,046,827.76      187,167,169.42       49,879,658.34
Defaulted Amount                                           2,513,915.84        1,984,934.86          528,980.98

Ending Invested / Transferor Amounts                     955,762,330.59      720,000,000.00      235,762,330.59


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                          Class A             Class B            Interest                Total
--------------------------------------                          -------             -------          ----------                -----

Principal Funding Account                                          0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                             0.00                0.00                0.00                 0.00
Reserve Draw Amount                                                0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                   0.00                0.00                0.00                 0.00
Reserve Account Surplus                                            0.00                0.00                0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                     4.5094%             4.8194%             4.8694%
Monthly Interest Due                                       2,455,357.41          254,463.26          305,310.13         3,015,130.80
Outstanding Monthly Interest Due                                   0.00                0.00                0.00                 0.00
Additional Interest Due                                            0.00                0.00                0.00                 0.00
Total Interest Due                                         2,455,357.41          254,463.26          305,310.13         3,015,130.80
Investor Default Amount                                    1,637,571.26          158,794.79          188,568.81         1,984,934.86
Investor Monthly Fees Due                                    990,000.00           96,000.00          114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                                  5,082,928.67          509,258.05          607,878.94         6,200,065.66

Reallocated Investor Finance Charge Collections                                                                        13,391,549.26
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             18.6533%
Base Rate                                                                                                                    6.4753%
Excess Spread Percentage                                                                                                    11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                    Class A             Class B            Interest                Total
--------------------------------------------                    -------             -------          ----------                -----

Beginning Certificates Balance                           594,000,000.00       57,600,000.00       68,400,000.00       720,000,000.00
Interest Distributions                                     2,455,357.41          254,463.26          305,310.13         3,015,130.80
Principal Deposits - Prin. Funding Account                         0.00                0.00                0.00                 0.00
Principal Distributions                                            0.00                0.00                0.00                 0.00
Total Distributions                                        2,455,357.41          254,463.26          305,310.13         3,015,130.80
Ending Certificates Balance                              594,000,000.00       57,600,000.00       68,400,000.00       720,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.13

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.13

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $305,310.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $305,310.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,048,028.14

          a.   Class A Monthly Interest:                                                         $2,455,357.41
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,637,571.26
          e.   Excess Spread:                                                                    $6,955,099.47

     2.   Class B Available Funds:                                                               $1,071,323.94

          a.   Class B Monthly Interest:                                                           $254,463.26
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $816,860.68

     3.   Collateral Available Funds:                                                            $1,272,197.18

          a.   Excess Spread:                                                                    $1,272,197.18

     4.   Total Excess Spread:                                                                   $9,044,157.32

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $237,046,827.76

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $187,167,169.42

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $187,167,169.42

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,984,934.86

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $189,152,104.29

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $189,152,104.29


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $9,044,157.32
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $158,794.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $305,310.13
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $188,568.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,191,483.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4753%
          b.   Prior Monthly Period                                                                    6.4068%
          c.   Second Prior Monthly Period                                                             6.3246%

     2.   Three Month Average Base Rate                                                                6.4022%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6533%
          b.   Prior Monthly Period                                                                   14.4468%
          c.   Second Prior Monthly Period                                                            16.1904%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4302%


XVII. Series 2003-1 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations                           Allocations           Interest         Interest
----------------------------------                           -----------     --------------      -----------

Beginning Invested /Transferor Amount                   1,165,178,071.64     920,000,000.00   245,178,071.64
Beginning Adjusted Invested Amount                                   N/A     920,000,000.00              N/A
Floating Allocation Percentage                                       N/A           78.9579%         21.0421%
Principal Allocation Percentage                                      N/A           78.9579%         21.0421%
Collections of Finance Chg. Receivables                    21,616,915.97      17,068,260.36     4,548,655.61
Collections of Principal Receivables                      302,893,168.81     239,158,049.82    63,735,118.99
Defaulted Amount                                            3,212,225.80       2,536,305.66       675,920.14

Ending Invested / Transferor Amounts                    1,221,251,866.87     920,000,000.00   301,251,866.87


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                           Class A            Class B         Interest                Total
--------------------------------------                           -------            -------       ----------                -----

Principal Funding Account                                           0.00               0.00             0.00                 0.00
Investment Proceeds for Monthly Period                              0.00               0.00             0.00                 0.00
Reserve Draw Amount                                                 0.00               0.00             0.00                 0.00
Available Reserve Account Amount                                    0.00               0.00             0.00                 0.00
Reserve Account Surplus                                             0.00               0.00             0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                      4.4794%            4.7694%          4.8694%
Monthly Interest Due                                        3,116,528.64         321,774.17       390,118.49         3,828,421.30
Outstanding Monthly Interest Due                                    0.00               0.00             0.00                 0.00
Additional Interest Due                                             0.00               0.00             0.00                 0.00
Total Interest Due                                          3,116,528.64         321,774.17       390,118.49         3,828,421.30
Investor Default Amount                                     2,092,452.17         202,904.45       240,949.04         2,536,305.66
Investor Monthly Fees Due                                   1,265,000.00         122,666.67       145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                                   6,473,980.80         647,345.29       776,734.20         7,898,060.29

Reallocated Investor Finance Charge Collections                                                                     17,087,178.22
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.6223%
Base Rate                                                                                                                 6.4461%
Excess Spread Percentage                                                                                                 11.9858%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                     Class A            Class B         Interest                Total
--------------------------------------------                     -------            -------      -----------                -----

Beginning Certificates Balance                            759,000,000.00      73,600,000.00    87,400,000.00       920,000,000.00
Interest Distributions                                      3,116,528.64         321,774.17       390,118.49         3,828,421.30
Principal Deposits - Prin. Funding Account                          0.00               0.00             0.00                 0.00
Principal Distributions                                             0.00               0.00             0.00                 0.00
Total Distributions                                         3,116,528.64         321,774.17       390,118.49         3,828,421.30
Ending Certificates Balance                               759,000,000.00      73,600,000.00    87,400,000.00       920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.11

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.37

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.37

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $390,118.49

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $390,118.49

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,096,922.03

          a.   Class A Monthly Interest:                                                         $3,116,528.64
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,092,452.17
          e.   Excess Spread:                                                                    $8,887,941.23

     2.   Class B Available Funds:                                                               $1,366,974.26

          a.   Class B Monthly Interest:                                                           $321,774.17
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,045,200.09

     3.   Collateral Available Funds:                                                            $1,623,281.93

          a.   Excess Spread:                                                                    $1,623,281.93

     4.   Total Excess Spread:                                                                  $11,556,423.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $302,893,168.81

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $239,158,049.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $239,158,049.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,536,305.66

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $241,694,355.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $241,694,355.48


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $11,556,423.24
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $202,904.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $390,118.49
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $240,949.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,189,117.93

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4461%
          b.   Prior Monthly Period                                                                    6.3776%
          c.   Second Prior Monthly Period                                                             6.2955%

     2.   Three Month Average Base Rate                                                                6.3731%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6223%
          b.   Prior Monthly Period                                                                   14.4186%
          c.   Second Prior Monthly Period                                                            16.1622%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4010%


XVIII. Series 2003-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Series     Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest         Interest
----------------------------------                            -----------     --------------      -----------

Beginning Invested /Transferor Amount                    1,393,147,694.35   1,100,000,000.00   293,147,694.35
Beginning Adjusted Invested Amount                                    N/A   1,100,000,000.00              N/A
Floating Allocation Percentage                                        N/A           78.9579%         21.0421%
Principal Allocation Percentage                                       N/A           78.9579%         21.0421%
Collections of Finance Chg. Receivables                     25,846,312.57      20,407,702.60     5,438,609.97
Collections of Principal Receivables                       362,154,875.75     285,949,842.18    76,205,033.58
Defaulted Amount                                             3,840,704.76       3,032,539.38       808,165.39

Ending Invested / Transferor Amounts                     1,460,192,449.52   1,100,000,000.00   360,192,449.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                            Class A            Class B         Interest                Total
--------------------------------------                            -------            -------       ----------                -----

Principal Funding Account                                            0.00               0.00             0.00                 0.00
Investment Proceeds for Monthly Period                               0.00               0.00             0.00                 0.00
Reserve Draw Amount                                                  0.00               0.00             0.00                 0.00
Available Reserve Account Amount                                     0.00               0.00             0.00                 0.00
Reserve Account Surplus                                              0.00               0.00             0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                       4.4794%            4.7394%          4.8694%
Monthly Interest Due                                         3,726,284.24         382,309.99       466,446.03         4,575,040.25
Outstanding Monthly Interest Due                                     0.00               0.00             0.00                 0.00
Additional Interest Due                                              0.00               0.00             0.00                 0.00
Total Interest Due                                           3,726,284.24         382,309.99       466,446.03         4,575,040.25
Investor Default Amount                                      2,501,844.99         242,603.15       288,091.24         3,032,539.38
Investor Monthly Fees Due                                    1,512,500.00         146,666.67       174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                                    7,740,629.22         771,579.80       928,703.93         9,440,912.96

Reallocated Investor Finance Charge Collections                                                                      20,427,901.78
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.6197%
Base Rate                                                                                                                  6.4437%
Excess Spread Percentage                                                                                                  11.9858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                      Class A            Class B         Interest                Total
--------------------------------------------                      -------            -------       ----------                -----

Beginning Certificates Balance                             907,500,000.00      88,000,000.00   104,500,000.00     1,100,000,000.00
Interest Distributions                                       3,726,284.24         382,309.99       466,446.03         4,575,040.25
Principal Deposits - Prin. Funding Account                           0.00               0.00             0.00                 0.00
Principal Distributions                                              0.00               0.00             0.00                 0.00
Total Distributions                                          3,726,284.24         382,309.99       466,446.03         4,575,040.25
Ending Certificates Balance                                907,500,000.00      88,000,000.00   104,500,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.11

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.34

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $466,446.03

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $466,446.03

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,853,018.97

          a.   Class A Monthly Interest:                                                         $3,726,284.24
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,501,844.99
          e.   Excess Spread:                                                                   $10,624,889.75

     2.   Class B Available Funds:                                                               $1,634,232.14

          a.   Class B Monthly Interest:                                                           $382,309.99
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,251,922.16

     3.   Collateral Available Funds:                                                            $1,940,650.67

          a.   Excess Spread:                                                                    $1,940,650.67

     4.   Total Excess Spread:                                                                  $13,817,462.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $362,154,875.75

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $285,949,842.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $285,949,842.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,032,539.38

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $288,982,381.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $288,982,381.55


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $13,817,462.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $242,603.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $466,446.03
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $288,091.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $10,986,988.82

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4437%
          b.   Prior Monthly Period                                                                    6.3752%
          c.   Second Prior Monthly Period                                                             6.2930%

     2.   Three Month Average Base Rate                                                                6.3706%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6197%
          b.   Prior Monthly Period                                                                   14.4163%
          c.   Second Prior Monthly Period                                                            16.1598%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3986%



XIX. Series 2003-3 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                              Series     Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations           Interest           Interest
----------------------------------                       -----------     --------------        -----------

Beginning Invested /Transferor Amount                 949,873,427.96     750,000,000.00     199,873,427.96
Beginning Adjusted Invested Amount                               N/A     750,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.9579%           21.0421%
Principal Allocation Percentage                                  N/A           78.9579%           21.0421%
Collections of Finance Chg. Receivables                17,622,485.84      13,914,342.68       3,708,143.16
Collections of Principal Receivables                  246,923,778.92     194,965,801.48      51,957,977.44
Defaulted Amount                                        2,618,662.34       2,067,640.48         551,021.85

Ending Invested / Transferor Amounts                  995,585,761.04     750,000,000.00     245,585,761.04


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                       Class A            Class B           Interest               Total
--------------------------------------                       -------            -------         ----------               -----

Principal Funding Account                                       0.00               0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00                0.00
Reserve Draw Amount                                             0.00               0.00               0.00                0.00
Available Reserve Account Amount                                0.00               0.00               0.00                0.00
Reserve Account Surplus                                         0.00               0.00               0.00                0.00

Coupon December 15, 2005 - January 16, 2006                  4.4794%            4.7194%            4.8694%
Monthly Interest Due                                    2,540,648.34         259,565.90         318,031.38        3,118,245.63
Outstanding Monthly Interest Due                                0.00               0.00               0.00                0.00
Additional Interest Due                                         0.00               0.00               0.00                0.00
Total Interest Due                                      2,540,648.34         259,565.90         318,031.38        3,118,245.63
Investor Default Amount                                 1,705,803.40         165,411.24         196,425.85        2,067,640.48
Investor Monthly Fees Due                               1,031,250.00         100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,277,701.74         524,977.14         633,207.23        6,435,886.11

Reallocated Investor Finance Charge Collections                                                                  13,927,014.85
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       18.6179%
Base Rate                                                                                                              6.4421%
Excess Spread Percentage                                                                                              11.9858%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                 Class A            Class B           Interest               Total
--------------------------------------------                 -------            -------         ----------               -----

Beginning Certificates Balance                        618,750,000.00      60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                  2,540,648.34         259,565.90         318,031.38        3,118,245.63
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                0.00
Principal Distributions                                         0.00               0.00               0.00                0.00
Total Distributions                                     2,540,648.34         259,565.90         318,031.38        3,118,245.63
Ending Certificates Balance                           618,750,000.00      60,000,000.00      71,250,000.00      750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.11

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.11

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.33

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.33

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $318,031.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $318,031.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,489,787.25

          a.   Class A Monthly Interest:                                                         $2,540,648.34
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,705,803.40
          e.   Excess Spread:                                                                    $7,243,335.51

     2.   Class B Available Funds:                                                               $1,114,161.19

          a.   Class B Monthly Interest:                                                           $259,565.90
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $854,595.29

     3.   Collateral Available Funds:                                                            $1,323,066.41

          a.   Excess Spread:                                                                    $1,323,066.41

     4.   Total Excess Spread:                                                                   $9,420,997.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $246,923,778.92

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $194,965,801.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $194,965,801.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,067,640.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $197,033,441.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $197,033,441.97


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $9,420,997.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $165,411.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $318,031.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $196,425.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,491,128.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4421%
          b.   Prior Monthly Period                                                                    6.3736%
          c.   Second Prior Monthly Period                                                             6.2914%

     2.   Three Month Average Base Rate                                                                6.3690%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6179%
          b.   Prior Monthly Period                                                                   14.4147%
          c.   Second Prior Monthly Period                                                            16.1583%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3970%


XX. Series 2003-4 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations                           Allocations           Interest         Interest
----------------------------------                           -----------     --------------      -----------

Beginning Invested /Transferor Amount                     861,218,574.69     680,000,000.00   181,218,574.69
Beginning Adjusted Invested Amount                                   N/A     680,000,000.00              N/A
Floating Allocation Percentage                                       N/A           78.9579%         21.0421%
Principal Allocation Percentage                                      N/A           78.9579%         21.0421%
Collections of Finance Chg. Receivables                    15,977,720.50      12,615,670.70     3,362,049.80
Collections of Principal Receivables                      223,877,559.56     176,768,993.34    47,108,566.21
Defaulted Amount                                            2,374,253.85       1,874,660.71       499,593.15

Ending Invested / Transferor Amounts                      902,664,423.34     680,000,000.00   222,664,423.34


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                           Class A            Class B         Interest              Total
--------------------------------------                           -------            -------       ----------              -----

Principal Funding Account                                           0.00               0.00             0.00               0.00
Investment Proceeds for Monthly Period                              0.00               0.00             0.00               0.00
Reserve Draw Amount                                                 0.00               0.00             0.00               0.00
Available Reserve Account Amount                                    0.00               0.00             0.00               0.00
Reserve Account Surplus                                             0.00               0.00             0.00               0.00

Coupon December 15, 2005 - January 16, 2006                      1.6900%            1.9000%          5.2694%
Monthly Interest Due                                          828,381.67          64,600.00       246,343.52       1,139,325.18
Outstanding Monthly Interest Due                                    0.00               0.00             0.00               0.00
Additional Interest Due                                             0.00               0.00             0.00               0.00
Total Interest Due                                            828,381.67          64,600.00       246,343.52       1,139,325.18
Investor Default Amount                                     1,621,581.51         112,479.64       140,599.55       1,874,660.71
Investor Monthly Fees Due                                     980,333.33          68,000.00        85,000.00       1,133,333.33
Investor Additional Amounts Due
Total Due                                                   3,430,296.51         245,079.64       471,943.07       4,147,319.22

Reallocated Investor Finance Charge Collections                                                                   11,747,265.62
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        17.0944%
Base Rate                                                                                                               3.6966%
Excess Spread Percentage                                                                                               13.4117%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                     Class A            Class B         Interest              Total
--------------------------------------------                     -------            -------       ----------              -----

Beginning Certificates Balance                            588,200,000.00      40,800,000.00    51,000,000.00     680,000,000.00
Interest Distributions                                        828,381.67          64,600.00       246,343.52       1,139,325.18
Principal Deposits - Prin. Funding Account                          0.00               0.00             0.00               0.00
Principal Distributions                                             0.00               0.00             0.00               0.00
Total Distributions                                           828,381.67          64,600.00       246,343.52       1,139,325.18
Ending Certificates Balance                               588,200,000.00      40,800,000.00    51,000,000.00     680,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $246,343.52

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $246,343.52

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,161,384.76

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,621,581.51
          e.   Excess Spread:                                                                    $7,711,421.59

     2.   Class B Available Funds:                                                                 $704,835.94

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $640,235.94

     3.   Collateral Available Funds:                                                              $881,044.92

          a.   Excess Spread:                                                                      $881,044.92

     4.   Total Excess Spread:                                                                   $9,232,702.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $223,877,559.56

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $176,768,993.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $176,768,993.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,874,660.71

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $178,643,654.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $178,643,654.05



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $9,232,702.45
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $112,479.64
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $246,343.52
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $140,599.55
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,599,946.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  3.6966%
          b.   Prior Monthly Period                                                                    4.0072%
          c.   Second Prior Monthly Period                                                             4.1209%

     2.   Three Month Average Base Rate                                                                3.9416%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 17.0944%
          b.   Prior Monthly Period                                                                   12.8695%
          c.   Second Prior Monthly Period                                                            14.5887%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         14.8509%


XXI. Series 2004-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations            Interest         Interest
----------------------------------                          -----------      --------------      -----------

Beginning Invested /Transferor Amount                  1,013,198,323.16      800,000,000.00   213,198,323.16
Beginning Adjusted Invested Amount                                  N/A      800,000,000.00              N/A
Floating Allocation Percentage                                      N/A            78.9579%         21.0421%
Principal Allocation Percentage                                     N/A            78.9579%         21.0421%
Collections of Finance Chg. Receivables                   18,797,318.23       14,841,965.53     3,955,352.70
Collections of Principal Receivables                     263,385,364.18      207,963,521.58    55,421,842.60
Defaulted Amount                                           2,793,239.83        2,205,483.18       587,756.65

Ending Invested / Transferor Amounts                   1,061,958,145.10      800,000,000.00   261,958,145.10


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                          Class A             Class B         Interest                 Total
--------------------------------------                          -------             -------       ----------                 -----

Principal Funding Account                                          0.00                0.00             0.00                 0.00
Investment Proceeds for Monthly Period                             0.00                0.00             0.00                 0.00
Reserve Draw Amount                                                0.00                0.00             0.00                 0.00
Available Reserve Account Amount                                   0.00                0.00             0.00                 0.00
Reserve Account Surplus                                            0.00                0.00             0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                     4.4494%             4.6194%          4.9194%
Monthly Interest Due                                       2,724,503.69          254,065.90       324,679.08         3,303,248.67
Outstanding Monthly Interest Due                                   0.00                0.00             0.00                 0.00
Additional Interest Due                                            0.00                0.00             0.00                 0.00
Total Interest Due                                         2,724,503.69          254,065.90       324,679.08         3,303,248.67
Investor Default Amount                                    1,841,578.46          165,411.24       198,493.49         2,205,483.18
Investor Monthly Fees Due                                  1,113,333.33          100,000.00       120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                                  5,679,415.48          519,477.14       643,172.57         6,842,065.18

Reallocated Investor Finance Charge Collections                                                                     14,832,602.51
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.5843%
Base Rate                                                                                                                 6.4104%
Excess Spread Percentage                                                                                                 11.9858%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                    Class A             Class B         Interest                Total
--------------------------------------------                    -------             -------       ----------                -----

Beginning Certificates Balance                           668,000,000.00       60,000,000.00    72,000,000.00       800,000,000.00
Interest Distributions                                     2,724,503.69          254,065.90       324,679.08         3,303,248.67
Principal Deposits - Prin. Funding Account                         0.00                0.00             0.00                 0.00
Principal Distributions                                            0.00                0.00             0.00                 0.00
Total Distributions                                        2,724,503.69          254,065.90       324,679.08         3,303,248.67
Ending Certificates Balance                              668,000,000.00       60,000,000.00    72,000,000.00       800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.08

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.08

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.23

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.23

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,315,216.41

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $324,679.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,990,537.33

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $12,385,223.10

          a.   Class A Monthly Interest:                                                         $2,724,503.69
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,841,578.46
          e.   Excess Spread:                                                                    $7,819,140.95

     2.   Class B Available Funds:                                                               $1,112,445.19

          a.   Class B Monthly Interest:                                                           $254,065.90
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $858,379.29

     3.   Collateral Available Funds:                                                            $1,334,934.23

          a.   Excess Spread:                                                                    $1,334,934.23

     4.   Total Excess Spread:                                                                  $10,012,454.47

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $263,385,364.18

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $207,963,521.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $207,963,521.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,205,483.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $210,169,004.76

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $210,169,004.76


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

     1.   Excess Spread:                                                                        $10,012,454.47
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $165,411.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $324,679.08
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $198,493.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,990,537.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4104%
          b.   Prior Monthly Period                                                                    6.3419%
          c.   Second Prior Monthly Period                                                             6.2598%

     2.   Three Month Average Base Rate                                                                6.3374%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5843%
          b.   Prior Monthly Period                                                                   14.3841%
          c.   Second Prior Monthly Period                                                            16.1277%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3653%


XXII. Series 2004-2 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Series     Total Investor       Transferors
A. Investor/Transferor Allocations                           Allocations           Interest          Interest
----------------------------------                           -----------     --------------       -----------

Beginning Invested /Transferor Amount                     506,599,161.58     400,000,000.00    106,599,161.58
Beginning Adjusted Invested Amount                                   N/A     400,000,000.00               N/A
Floating Allocation Percentage                                       N/A           78.9579%          21.0421%
Principal Allocation Percentage                                      N/A           78.9579%          21.0421%
Collections of Finance Chg. Receivables                     9,398,659.12       7,420,982.76      1,977,676.35
Collections of Principal Receivables                      131,692,682.09     103,981,760.79     27,710,921.30
Defaulted Amount                                            1,396,619.91       1,102,741.59        293,878.32

Ending Invested / Transferor Amounts                      530,979,072.55     400,000,000.00    130,979,072.55


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                           Class A            Class B          Interest              Total
--------------------------------------                           -------            -------        ----------              -----

Principal Funding Account                                           0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                              0.00               0.00              0.00               0.00
Reserve Draw Amount                                                 0.00               0.00              0.00               0.00
Available Reserve Account Amount                                    0.00               0.00              0.00               0.00
Reserve Account Surplus                                             0.00               0.00              0.00               0.00

Coupon December 15, 2005 - January 16, 2006                      4.5394%            4.7394%           5.0394%
Monthly Interest Due                                        1,389,806.84         130,332.95        166,299.54       1,686,439.33
Outstanding Monthly Interest Due                                    0.00               0.00              0.00               0.00
Additional Interest Due                                             0.00               0.00              0.00               0.00
Total Interest Due                                          1,389,806.84         130,332.95        166,299.54       1,686,439.33
Investor Default Amount                                       920,789.23          82,705.62         99,246.74       1,102,741.59
Investor Monthly Fees Due                                     556,666.67          50,000.00         60,000.00         666,666.67
Investor Additional Amounts Due
Total Due                                                   2,867,262.74         263,038.57        325,546.28       3,455,847.59

Reallocated Investor Finance Charge Collections                                                                     7,451,116.25
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         18.6868%
Base Rate                                                                                                                6.5067%
Excess Spread Percentage                                                                                                11.9858%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                     Class A            Class B          Interest              Total
--------------------------------------------                     -------            -------        ----------              -----

Beginning Certificates Balance                            334,000,000.00      30,000,000.00     36,000,000.00     400,000,000.00
Interest Distributions                                      1,389,806.84         130,332.95        166,299.54       1,686,439.33
Principal Deposits - Prin. Funding Account                          0.00               0.00              0.00               0.00
Principal Distributions                                             0.00               0.00              0.00               0.00
Total Distributions                                         1,389,806.84         130,332.95        166,299.54       1,686,439.33
Ending Certificates Balance                               334,000,000.00      30,000,000.00     36,000,000.00     400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.16

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.16

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.34

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,161,568.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $166,299.54

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $3,995,268.66

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $6,221,682.07

          a.   Class A Monthly Interest:                                                         $1,389,806.84
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $920,789.23
          e.   Excess Spread:                                                                    $3,911,086.00

     2.   Class B Available Funds:                                                                 $558,833.72

          a.   Class B Monthly Interest:                                                           $130,332.95
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $428,500.77

     3.   Collateral Available Funds:                                                              $670,600.46

          a.   Excess Spread:                                                                      $670,600.46

     4.   Total Excess Spread:                                                                   $5,010,187.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $131,692,682.09

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                         $103,981,760.79

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $103,981,760.79

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,102,741.59

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $105,084,502.38

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $105,084,502.38



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $5,010,187.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $82,705.62
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $166,299.54
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $99,246.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $3,995,268.66

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.5067%
          b.   Prior Monthly Period                                                                    6.4382%
          c.   Second Prior Monthly Period                                                             6.3560%

     2.   Three Month Average Base Rate                                                                6.4336%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.6867%
          b.   Prior Monthly Period                                                                   14.4772%
          c.   Second Prior Monthly Period                                                            16.2207%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4616%



XXIII. Series 2004-3 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                              Series          Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations           Interest           Interest
----------------------------------                         -----------           --------           --------

Beginning Invested /Transferor Amount                   759,898,742.37         600,000,000.00    159,898,742.37
Beginning Adjusted Invested Amount                                 N/A         600,000,000.00               N/A
Floating Allocation Percentage                                     N/A               78.9579%          21.0421%
Principal Allocation Percentage                                    N/A               78.9579%          21.0421%
Collections of Finance Chg. Receivables                  14,097,988.67          11,131,474.15      2,966,514.53
Collections of Principal Receivables                    197,539,023.14         155,972,641.19     41,566,381.95
Defaulted Amount                                          2,094,929.87           1,654,112.39        440,817.48

Ending Invested / Transferor Amounts                    796,468,608.83         600,000,000.00    196,468,608.83


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                         Class A            Class B          Interest                Total
--------------------------------------                         -------            -------        ----------                -----

Principal Funding Account                                         0.00               0.00              0.00                0.00
Investment Proceeds for Monthly Period                            0.00               0.00              0.00                0.00
Reserve Draw Amount                                               0.00               0.00              0.00                0.00
Available Reserve Account Amount                                  0.00               0.00              0.00                0.00
Reserve Account Surplus                                           0.00               0.00              0.00                0.00

Coupon December 15, 2005 - January 16, 2006                    4.3500%            4.5500%           4.8394%
Monthly Interest Due                                      1,892,250.00         113,750.00        212,932.72        2,218,932.72
Outstanding Monthly Interest Due                                  0.00               0.00              0.00                0.00
Additional Interest Due                                           0.00               0.00              0.00                0.00
Total Interest Due                                        1,892,250.00         113,750.00        212,932.72        2,218,932.72
Investor Default Amount                                   1,439,077.78          82,705.62        132,328.99        1,654,112.39
Investor Monthly Fees Due                                   870,000.00          50,000.00         80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,201,327.78         246,455.62        425,261.71        4,873,045.11

Reallocated Investor Finance Charge Collections                                                                   11,578,880.17
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        19.4760%
Base Rate                                                                                                               5.9339%
Excess Spread Percentage                                                                                               13.4117%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                   Class A            Class B          Interest               Total
--------------------------------------------                   -------            -------        ----------               -----

Beginning Certificates Balance                          522,000,000.00      30,000,000.00     48,000,000.00      600,000,000.00
Interest Distributions                                    1,892,250.00         113,750.00        212,932.72        2,218,932.72
Principal Deposits - Prin. Funding Account                        0.00               0.00              0.00                0.00
Principal Distributions                                           0.00               0.00              0.00                0.00
Total Distributions                                       1,892,250.00         113,750.00        212,932.72        2,218,932.72
Ending Certificates Balance                             522,000,000.00      30,000,000.00     48,000,000.00      600,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,918,767.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $212,932.72

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,705,835.06

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,073,625.75

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,439,077.78
          e.   Excess Spread:                                                                    $6,742,297.97

     2.   Class B Available Funds:                                                                 $578,944.01

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $465,194.01

     3.   Collateral Available Funds:                                                              $926,310.41

          a.   Excess Spread:                                                                      $926,310.41

     4.   Total Excess Spread:                                                                   $8,133,802.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $197,539,023.14

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $155,972,641.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,972,641.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,654,112.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,626,753.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,626,753.57


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3
     1.   Excess Spread:                                                                         $8,133,802.39
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $82,705.62
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $212,932.72
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $132,328.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,705,835.06

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9339%
          b.   Prior Monthly Period                                                                    6.4678%
          c.   Second Prior Monthly Period                                                             6.6658%

     2.   Three Month Average Base Rate                                                                6.3558%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4760%
          b.   Prior Monthly Period                                                                   15.2507%
          c.   Second Prior Monthly Period                                                            17.0489%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.2585%

XXIV. Series 2004-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor    Transferors
A. Investor/Transferor Allocations                   Allocations              Interest        Interest
----------------------------------                   -----------           --------------    -----------

Beginning Invested /Transferor Amount                  1,393,147,694.35   1,100,000,000.00   293,147,694.35
Beginning Adjusted Invested Amount                                  N/A   1,100,000,000.00              N/A
Floating Allocation Percentage                                      N/A           78.9579%         21.0421%
Principal Allocation Percentage                                     N/A           78.9579%         21.0421%
Collections of Finance Chg. Receivables                   25,846,312.57      20,407,702.60     5,438,609.97
Collections of Principal Receivables                     362,154,875.75     285,949,842.18    76,205,033.58
Defaulted Amount                                           3,840,704.76       3,032,539.38       808,165.39

Ending Invested / Transferor Amounts                   1,460,192,449.52   1,100,000,000.00   360,192,449.52


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A                Class B         Interest             Total
--------------------------------------                  -------                -------         --------             -----

Principal Funding Account                                          0.00               0.00             0.00                   0.00
Investment Proceeds for Monthly Period                             0.00               0.00             0.00                   0.00
Reserve Draw Amount                                                0.00               0.00             0.00                   0.00
Available Reserve Account Amount                                   0.00               0.00             0.00                   0.00
Reserve Account Surplus                                            0.00               0.00             0.00                   0.00

Coupon December 15, 2005 - January 16, 2006                     4.4594%            4.6494%          4.8394%
Monthly Interest Due                                       3,754,612.15         351,609.36       439,173.74           4,545,395.25
Outstanding Monthly Interest Due                                   0.00               0.00             0.00                   0.00
Additional Interest Due                                            0.00               0.00             0.00                   0.00
Total Interest Due                                         3,754,612.15         351,609.36       439,173.74           4,545,395.25
Investor Default Amount                                    2,532,170.38         227,440.45       272,928.54           3,032,539.38
Investor Monthly Fees Due                                  1,530,833.33         137,500.00       165,000.00           1,833,333.33
Investor Additional Amounts Due
Total Due                                                  7,817,615.86         716,549.82       877,102.28           9,411,267.96

Reallocated Investor Finance Charge Collections                                                                      20,398,256.78
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.5879%
Base Rate                                                                                                                  6.4139%
Excess Spread Percentage                                                                                                  11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions            Class A                Class B         Interest             Total
--------------------------------------------            -------                -------         --------             -----

Beginning Certificates Balance                           918,500,000.00      82,500,000.00    99,000,000.00       1,100,000,000.00
Interest Distributions                                     3,754,612.15         351,609.36       439,173.74           4,545,395.25
Principal Deposits - Prin. Funding Account                         0.00               0.00             0.00                   0.00
Principal Distributions                                            0.00               0.00             0.00                   0.00
Total Distributions                                        3,754,612.15         351,609.36       439,173.74           4,545,395.25
Ending Certificates Balance                              918,500,000.00      82,500,000.00    99,000,000.00       1,100,000,000.00


D.   Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.
     1.   Total amount of the distribution                                                               $4.09

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.09

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.26

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.26

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,426,162.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $439,173.74

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $10,986,988.82

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,032,544.41

          a.   Class A Monthly Interest:                                                         $3,754,612.15
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,532,170.38
          e.   Excess Spread:                                                                   $10,745,761.88

     2.   Class B Available Funds:                                                               $1,529,869.26

          a.   Class B Monthly Interest:                                                           $351,609.36
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,178,259.90

     3.   Collateral Available Funds:                                                            $1,835,843.11

          a.   Excess Spread:                                                                    $1,835,843.11

     4.   Total Excess Spread:                                                                  $13,759,864.89

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $362,154,875.75

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $285,949,842.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $285,949,842.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,032,539.38

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $288,982,381.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $288,982,381.55


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $13,759,864.89
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $227,440.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $439,173.74
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $272,928.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                         $10,986,988.82

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4139%
          b.   Prior Monthly Period                                                                    6.3454%
          c.   Second Prior Monthly Period                                                             6.2632%

     2.   Three Month Average Base Rate                                                                6.3408%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5879%
          b.   Prior Monthly Period                                                                   14.3874%
          c.   Second Prior Monthly Period                                                            16.1310%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3688%

XXV. Series 2004-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series              Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations               Interest           Interest
----------------------------------                   -----------            --------------       -----------

Beginning Invested /Transferor Amount                 1,266,497,903.95    1,000,000,000.00      266,497,903.95
Beginning Adjusted Invested Amount                                 N/A    1,000,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            78.9579%            21.0421%
Principal Allocation Percentage                                    N/A            78.9579%            21.0421%
Collections of Finance Chg. Receivables                  23,496,647.79       18,552,456.91        4,944,190.88
Collections of Principal Receivables                    329,231,705.23      259,954,401.98       69,277,303.25
Defaulted Amount                                          3,491,549.78        2,756,853.98          734,695.81

Ending Invested / Transferor Amounts                  1,327,447,681.38    1,000,000,000.00      327,447,681.38


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                  Class A                 Class B            Interest           Total
--------------------------------------                  -------                 -------            --------           -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon December 15, 2005 - January 16, 2006                    4.4594%             4.6194%             4.8294%
Monthly Interest Due                                      3,413,283.78          317,582.38          398,423.85         4,129,290.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        3,413,283.78          317,582.38          398,423.85         4,129,290.00
Investor Default Amount                                   2,301,973.07          206,764.05          248,116.86         2,756,853.98
Investor Monthly Fees Due                                 1,391,666.67          125,000.00          150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                                 7,106,923.51          649,346.42          796,540.71         8,552,810.64

Reallocated Investor Finance Charge Collections                                                                       18,540,982.30
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            18.5845%
Base Rate                                                                                                                   6.4107%
Excess Spread Percentage                                                                                                   11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions            Class A                 Class B            Interest           Total
--------------------------------------------            -------                 -------            --------           -----

Beginning Certificates Balance                          835,000,000.00       75,000,000.00       90,000,000.00     1,000,000,000.00
Interest Distributions                                    3,413,283.78          317,582.38          398,423.85         4,129,290.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       3,413,283.78          317,582.38          398,423.85         4,129,290.00
Ending Certificates Balance                             835,000,000.00       75,000,000.00       90,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.09

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.09

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.23

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.23

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $10,386,595.51

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $398,423.85

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $9,988,171.66

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,481,720.22

          a.   Class A Monthly Interest:                                                         $3,413,283.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,301,973.07
          e.   Excess Spread:                                                                    $9,766,463.38

     2.   Class B Available Funds:                                                               $1,390,573.67

          a.   Class B Monthly Interest:                                                           $317,582.38
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,072,991.30

     3.   Collateral Available Funds:                                                            $1,668,688.41

          a.   Excess Spread:                                                                   $1,668,688.41

     4.   Total Excess Spread:                                                                 $12,508,143.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $329,231,705.23

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $259,954,401.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $259,954,401.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,756,853.98

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $262,711,255.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $262,711,255.96


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $12,508,143.08
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $206,764.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $398,423.85
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $248,116.86
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $9,988,171.66

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4107%
          b.   Prior Monthly Period                                                                    6.3422%
          c.   Second Prior Monthly Period                                                             6.2600%

     2.   Three Month Average Base Rate                                                                6.3376%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5845%
          b.   Prior Monthly Period                                                                   14.3843%
          c.   Second Prior Monthly Period                                                            16.1279%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3656%

XXVI. Series 2005-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series              Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations              Interest             Interest
----------------------------------                    -----------           --------------        -----------

Beginning Invested /Transferor Amount                   759,898,742.37      600,000,000.00       159,898,742.37
Beginning Adjusted Invested Amount                                 N/A      600,000,000.00                  N/A
Floating Allocation Percentage                                     N/A            78.9579%             21.0421%
Principal Allocation Percentage                                    N/A            78.9579%             21.0421%
Collections of Finance Chg. Receivables                  14,097,988.67       11,131,474.15         2,966,514.53
Collections of Principal Receivables                    197,539,023.14      155,972,641.19        41,566,381.95
Defaulted Amount                                          2,094,929.87        1,654,112.39           440,817.48

Ending Invested / Transferor Amounts                    796,468,608.83      600,000,000.00       196,468,608.83


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                  Class A                 Class B             Interest          Total
--------------------------------------                  -------                 -------             --------          -----

Principal Funding Account                                          0.00                0.00                 0.00                0.00
Investment Proceeds for Monthly Period                             0.00                0.00                 0.00                0.00
Reserve Draw Amount                                                0.00                0.00                 0.00                0.00
Available Reserve Account Amount                                   0.00                0.00                 0.00                0.00
Reserve Account Surplus                                            0.00                0.00                 0.00                0.00

Coupon December 15, 2005 - January 16, 2006                     4.3994%             4.4894%              4.6994%
Monthly Interest Due                                       2,020,415.27          185,186.93           232,619.31        2,438,221.50
Outstanding Monthly Interest Due                                   0.00                0.00                 0.00                0.00
Additional Interest Due                                            0.00                0.00                 0.00                0.00
Total Interest Due                                         2,020,415.27          185,186.93           232,619.31        2,438,221.50
Investor Default Amount                                    1,381,183.84          124,058.43           148,870.11        1,654,112.39
Investor Monthly Fees Due                                    835,000.00           75,000.00            90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                  4,236,599.11          384,245.35           471,489.42        5,092,333.89

Reallocated Investor Finance Charge Collections                                                                        11,085,236.88
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             18.5073%
Base Rate                                                                                                                    6.3381%
Excess Spread Percentage                                                                                                    11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions            Class A                 Class B             Interest           Total
--------------------------------------------            -------                 -------             --------           -----

Beginning Certificates Balance                          501,000,000.00       45,000,000.00        54,000,000.00       600,000,000.00
Interest Distributions                                    2,020,415.27          185,186.93           232,619.31         2,438,221.50
Principal Deposits - Prin. Funding Account                        0.00                0.00                 0.00                 0.00
Principal Distributions                                           0.00                0.00                 0.00                 0.00
Total Distributions                                       2,020,415.27          185,186.93           232,619.31         2,438,221.50
Ending Certificates Balance                             501,000,000.00       45,000,000.00        54,000,000.00       600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.03

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.12

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.12

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,225,522.31

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $232,619.31

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,992,903.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.
     1.   Class A Available Funds:                                                               $9,256,172.80

          a.   Class A Monthly Interest:                                                         $2,020,415.27
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,381,183.84
          e.   Excess Spread:                                                                    $5,854,573.69

     2.   Class B Available Funds:                                                                 $831,392.77

          a.   Class B Monthly Interest:                                                           $185,186.93
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $646,205.84

     3.   Collateral Available Funds:                                                              $997,671.32

          a.   Excess Spread:                                                                     $997,671.32

     4.   Total Excess Spread:                                                                  $7,498,450.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $197,539,023.14

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $155,972,641.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,972,641.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,654,112.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,626,753.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,626,753.57


M.   Application of Principal Collections During Accumulation or Amortization
Period.
     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $7,498,450.85
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $124,058.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $232,619.31
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $148,870.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,992,903.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3381%
          b.   Prior Monthly Period                                                                    6.2696%
          c.   Second Prior Monthly Period                                                             6.1875%

     2.   Three Month Average Base Rate                                                                6.2651%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5073%
          b.   Prior Monthly Period                                                                   14.3141%
          c.   Second Prior Monthly Period                                                            16.0578%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.2931%

XXVII. Series 2005-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series             Total Investor         Transferors
A. Investor/Transferor Allocations                       Allocations             Interest               Interest
----------------------------------                       -----------             --------               --------

Beginning Invested /Transferor Amount                   759,898,742.37     600,000,000.00        159,898,742.37
Beginning Adjusted Invested Amount                                 N/A     600,000,000.00                   N/A
Floating Allocation Percentage                                     N/A           78.9579%              21.0421%
Principal Allocation Percentage                                    N/A           78.9579%              21.0421%
Collections of Finance Chg. Receivables                  14,097,988.67      11,131,474.15          2,966,514.53
Collections of Principal Receivables                    197,539,023.14     155,972,641.19         41,566,381.95
Defaulted Amount                                          2,094,929.87       1,654,112.39            440,817.48

Ending Invested / Transferor Amounts                    796,468,608.83     600,000,000.00        196,468,608.83


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                Class B              Interest           Total
--------------------------------------                     -------                -------              --------           -----

Principal Funding Account                                           0.00               0.00                  0.00              0.00
Investment Proceeds for Monthly Period                              0.00               0.00                  0.00              0.00
Reserve Draw Amount                                                 0.00               0.00                  0.00              0.00
Available Reserve Account Amount                                    0.00               0.00                  0.00              0.00
Reserve Account Surplus                                             0.00               0.00                  0.00              0.00

Coupon December 15, 2005 - January 16, 2006                      4.4694%            4.6494%               4.8594%
Monthly Interest Due                                        2,052,562.77         191,786.93            240,539.31      2,484,889.00
Outstanding Monthly Interest Due                                    0.00               0.00                  0.00              0.00
Additional Interest Due                                             0.00               0.00                  0.00              0.00
Total Interest Due                                          2,052,562.77         191,786.93            240,539.31      2,484,889.00
Investor Default Amount                                     1,381,183.84         124,058.43            148,870.11      1,654,112.39
Investor Monthly Fees Due                                     835,000.00          75,000.00             90,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                                   4,268,746.61         390,845.35            479,409.42      5,139,001.39

Reallocated Investor Finance Charge Collections                                                                       11,131,904.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            18.5989%
Base Rate                                                                                                                   6.4242%
Excess Spread Percentage                                                                                                   11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                Class B              Interest        Total
--------------------------------------------               -------                -------              --------        -----

Beginning Certificates Balance                           501,000,000.00      45,000,000.00         54,000,000.00    600,000,000.00
Interest Distributions                                     2,052,562.77         191,786.93            240,539.31      2,484,889.00
Principal Deposits - Prin. Funding Account                         0.00               0.00                  0.00              0.00
Principal Distributions                                            0.00               0.00                  0.00              0.00
Total Distributions                                        2,052,562.77         191,786.93            240,539.31      2,484,889.00
Ending Certificates Balance                              501,000,000.00      45,000,000.00         54,000,000.00    600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.10

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.10

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.26

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.26

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,233,442.31

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $240,539.31

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,992,903.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,295,140.16

          a.   Class A Monthly Interest:                                                         $2,052,562.77
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,381,183.84
          e.   Excess Spread:                                                                    $5,861,393.55

     2.   Class B Available Funds:                                                                 $834,892.83

          a.   Class B Monthly Interest:                                                           $191,786.93
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $643,105.90

     3.   Collateral Available Funds:                                                            $1,001,871.39

          a.   Excess Spread:                                                                   $1,001,871.39

     4.   Total Excess Spread:                                                                  $7,506,370.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $197,539,023.14

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $155,972,641.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,972,641.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,654,112.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,626,753.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,626,753.57


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $7,506,370.85
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $124,058.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $240,539.31
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $148,870.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,992,903.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4242%
          b.   Prior Monthly Period                                                                    6.3557%
          c.   Second Prior Monthly Period                                                             6.2735%

     2.   Three Month Average Base Rate                                                                6.3511%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5989%
          b.   Prior Monthly Period                                                                   14.3974%
          c.   Second Prior Monthly Period                                                            16.1410%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3791%

XXVIII. Series 2005-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations        Interest            Interest
----------------------------------                     -----------        --------            --------

Beginning Invested /Transferor Amount                 886,548,532.77     700,000,000.00    186,548,532.77
Beginning Adjusted Invested Amount                               N/A     700,000,000.00               N/A
Floating Allocation Percentage                                   N/A           78.9579%          21.0421%
Principal Allocation Percentage                                  N/A           78.9579%          21.0421%
Collections of Finance Chg. Receivables                16,447,653.45      12,986,719.84      3,460,933.62
Collections of Principal Receivables                  230,462,193.66     181,968,081.38     48,494,112.28
Defaulted Amount                                        2,444,084.85       1,929,797.78        514,287.06

Ending Invested / Transferor Amounts                  929,213,376.97     700,000,000.00    229,213,376.97


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                    Class A            Class B          Interest            Total
--------------------------------------                    -------            -------          --------            -----

Principal Funding Account                                     0.00               0.00              0.00                  0.00
Investment Proceeds for Monthly Period                        0.00               0.00              0.00                  0.00
Reserve Draw Amount                                           0.00               0.00              0.00                  0.00
Available Reserve Account Amount                              0.00               0.00              0.00                  0.00
Reserve Account Surplus                                       0.00               0.00              0.00                  0.00

Coupon December 15, 2005 - January 16, 2006                4.3694%            4.5094%           4.6194%
Monthly Interest Due                                  2,341,077.39         217,013.91        266,769.20          2,824,860.50
Outstanding Monthly Interest Due                              0.00               0.00              0.00                  0.00
Additional Interest Due                                       0.00               0.00              0.00                  0.00
Total Interest Due                                    2,341,077.39         217,013.91        266,769.20          2,824,860.50
Investor Default Amount                               1,611,381.15         144,734.83        173,681.80          1,929,797.78
Investor Monthly Fees Due                               974,166.67          87,500.00        105,000.00          1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,926,625.21         449,248.75        545,451.00          5,921,324.95

Reallocated Investor Finance Charge Collections                                                                  12,913,045.11
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       18.4741%
Base Rate                                                                                                              6.3070%
Excess Spread Percentage                                                                                              11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions              Class A            Class B          Interest        Total
--------------------------------------------              -------            -------          --------        -----

Beginning Certificates Balance                      584,500,000.00      52,500,000.00     63,000,000.00    700,000,000.00
Interest Distributions                                2,341,077.39         217,013.91        266,769.20      2,824,860.50
Principal Deposits - Prin. Funding Account                    0.00               0.00              0.00              0.00
Principal Distributions                                       0.00               0.00              0.00              0.00
Total Distributions                                   2,341,077.39         217,013.91        266,769.20      2,824,860.50
Ending Certificates Balance                         584,500,000.00      52,500,000.00     63,000,000.00    700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.01

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,258,489.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $266,769.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,991,720.16

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,782,392.67

          a.   Class A Monthly Interest:                                                         $2,341,077.39
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,611,381.15
          e.   Excess Spread:                                                                    $6,829,934.13

     2.   Class B Available Funds:                                                                 $968,478.38

          a.   Class B Monthly Interest:                                                           $217,013.91
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $751,464.47

     3.   Collateral Available Funds:                                                            $1,162,174.06

          a.   Excess Spread:                                                                    $1,162,174.06

     4.   Total Excess Spread:                                                                   $8,743,572.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $230,462,193.66

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $181,968,081.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,968,081.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,929,797.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,897,879.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,897,879.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $8,743,572.66
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $144,734.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $266,769.20
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $173,681.80
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,991,720.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3070%
          b.   Prior Monthly Period                                                                    6.2385%
          c.   Second Prior Monthly Period                                                             6.1563%

     2.   Three Month Average Base Rate                                                                6.2339%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.4741%
          b.   Prior Monthly Period                                                                   14.2839%
          c.   Second Prior Monthly Period                                                            16.0277%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.2619%

XXIX. Series 2005-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor           Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------           --------               --------

Beginning Invested /Transferor Amount                 633,248,951.98      500,000,000.00          133,248,951.98
Beginning Adjusted Invested Amount                               N/A      500,000,000.00                     N/A
Floating Allocation Percentage                                   N/A            78.9579%                21.0421%
Principal Allocation Percentage                                  N/A            78.9579%                21.0421%
Collections of Finance Chg. Receivables                11,748,323.89        9,276,228.45            2,472,095.44
Collections of Principal Receivables                  164,615,852.61      129,977,200.99           34,638,651.63
Defaulted Amount                                        1,745,774.89        1,378,426.99              367,347.90

Ending Invested / Transferor Amounts                  663,723,840.69      500,000,000.00          163,723,840.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B                Interest          Total
--------------------------------------                    -------                 -------                --------          -----

Principal Funding Account                                      0.00                0.00                    0.00                0.00
Investment Proceeds for Monthly Period                         0.00                0.00                    0.00                0.00
Reserve Draw Amount                                            0.00                0.00                    0.00                0.00
Available Reserve Account Amount                               0.00                0.00                    0.00                0.00
Reserve Account Surplus                                        0.00                0.00                    0.00                0.00

Coupon December 15, 2005 - January 16, 2006                 4.4394%             4.6194%                 4.7894%
Monthly Interest Due                                   1,698,987.72          158,791.19              197,561.93        2,055,340.83
Outstanding Monthly Interest Due                               0.00                0.00                    0.00                0.00
Additional Interest Due                                        0.00                0.00                    0.00                0.00
Total Interest Due                                     1,698,987.72          158,791.19              197,561.93        2,055,340.83
Investor Default Amount                                1,150,986.54          103,382.02              124,058.43        1,378,426.99
Investor Monthly Fees Due                                695,833.33           62,500.00               75,000.00          833,333.33
Investor Additional Amounts Due
Total Due                                              3,545,807.59          324,673.21              396,620.35        4,267,101.16

Reallocated Investor Finance Charge Collections                                                                        9,261,186.98
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            18.5626%
Base Rate                                                                                                                   6.3901%
Excess Spread Percentage                                                                                                   11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions           Class A                 Class B                Interest          Total
--------------------------------------------           -------                 -------                --------          -----

Beginning Certificates Balance                        417,500,000.00       37,500,000.00           45,000,000.00      500,000,000.00
Interest Distributions                                  1,698,987.72          158,791.19              197,561.93        2,055,340.83
Principal Deposits - Prin. Funding Account                      0.00                0.00                    0.00                0.00
Principal Distributions                                         0.00                0.00                    0.00                0.00
Total Distributions                                     1,698,987.72          158,791.19              197,561.93        2,055,340.83
Ending Certificates Balance                           417,500,000.00       37,500,000.00           45,000,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.07

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.07

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.23

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.23

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,191,647.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $197,561.93

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,994,085.83

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,733,091.13

          a.   Class A Monthly Interest:                                                         $1,698,987.72
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,150,986.54
          e.   Excess Spread:                                                                    $4,883,116.88

     2.   Class B Available Funds:                                                                 $694,589.02

          a.   Class B Monthly Interest:                                                           $158,791.19
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $535,797.84

     3.   Collateral Available Funds:                                                              $833,506.83

          a.   Excess Spread:                                                                      $833,506.83

     4.   Total Excess Spread:                                                                   $6,252,421.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $164,615,852.61

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $129,977,200.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $129,977,200.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,378,426.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $131,355,627.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $131,355,627.98


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $6,252,421.54
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $103,382.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $197,561.93
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $124,058.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,994,085.83

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3901%
          b.   Prior Monthly Period                                                                    6.3216%
          c.   Second Prior Monthly Period                                                             6.2394%

     2.   Three Month Average Base Rate                                                                6.3170%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5626%
          b.   Prior Monthly Period                                                                   14.3644%
          c.   Second Prior Monthly Period                                                            16.1080%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3450%

XXX. Series 2005-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series               Total Investor           Transferors
A. Investor/Transferor Allocations                    Allocations                Interest                Interest
----------------------------------                    -----------                --------                --------

Beginning Invested /Transferor Amount               1,393,147,694.35         1,100,000,000.00        293,147,694.35
Beginning Adjusted Invested Amount                               N/A         1,100,000,000.00                   N/A
Floating Allocation Percentage                                   N/A                 78.9579%              21.0421%
Principal Allocation Percentage                                  N/A                 78.9579%              21.0421%
Collections of Finance Chg. Receivables                25,846,312.57            20,407,702.60          5,438,609.97
Collections of Principal Receivables                  362,154,875.75           285,949,842.18         76,205,033.58
Defaulted Amount                                        3,840,704.76             3,032,539.38            808,165.39

Ending Invested / Transferor Amounts                1,460,192,449.52         1,100,000,000.00        360,192,449.52


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B              Interest           Total
--------------------------------------                   -------                 -------              --------           -----

Principal Funding Account                                       0.00                0.00                  0.00                0.00
Investment Proceeds for Monthly Period                          0.00                0.00                  0.00                0.00
Reserve Draw Amount                                             0.00                0.00                  0.00                0.00
Available Reserve Account Amount                                0.00                0.00                  0.00                0.00
Reserve Account Surplus                                         0.00                0.00                  0.00                0.00

Coupon December 15, 2005 - January 16, 2006                  4.4094%             4.5494%               4.6894%
Monthly Interest Due                                    3,712,514.24          344,046.86            425,561.24        4,482,122.33
Outstanding Monthly Interest Due                                0.00                0.00                  0.00                0.00
Additional Interest Due                                         0.00                0.00                  0.00                0.00
Total Interest Due                                      3,712,514.24          344,046.86            425,561.24        4,482,122.33
Investor Default Amount                                 2,532,170.38          227,440.45            272,928.54        3,032,539.38
Investor Monthly Fees Due                               1,530,833.33          137,500.00            165,000.00        1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,775,517.95          708,987.32            863,489.78        9,347,995.04

Reallocated Investor Finance Charge Collections                                                                      20,334,983.87
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.5202%
Base Rate                                                                                                                  6.3503%
Excess Spread Percentage                                                                                                  11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A              Class B              Interest           Total
--------------------------------------------             -------              -------              --------           -----

Beginning Certificates Balance                       918,500,000.00       82,500,000.00         99,000,000.00     1,100,000,000.00
Interest Distributions                                 3,712,514.24          344,046.86            425,561.24         4,482,122.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                  0.00                 0.00
Principal Distributions                                        0.00                0.00                  0.00                 0.00
Total Distributions                                    3,712,514.24          344,046.86            425,561.24         4,482,122.33
Ending Certificates Balance                          918,500,000.00       82,500,000.00         99,000,000.00     1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.04

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.04

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,412,550.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $425,561.24

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $10,986,988.82

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,979,711.53

          a.   Class A Monthly Interest:                                                         $3,712,514.24
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,532,170.38
          e.   Excess Spread:                                                                   $10,735,026.91

     2.   Class B Available Funds:                                                               $1,525,123.79

          a.   Class B Monthly Interest:                                                           $344,046.86
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,181,076.93

     3.   Collateral Available Funds:                                                            $1,830,148.55

          a.   Excess Spread:                                                                    $1,830,148.55

     4.   Total Excess Spread:                                                                  $13,746,252.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $362,154,875.75

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $285,949,842.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $285,949,842.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,032,539.38

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $288,982,381.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $288,982,381.55


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $13,746,252.39
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $227,440.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $425,561.24
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $272,928.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $10,986,988.82

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3503%
          b.   Prior Monthly Period                                                                    6.2818%
          c.   Second Prior Monthly Period                                                             6.1996%

     2.   Three Month Average Base Rate                                                                6.2772%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5202%
          b.   Prior Monthly Period                                                                   14.3258%
          c.   Second Prior Monthly Period                                                            16.0695%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3052%

XXX. Series 2005-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor         Transferors
A. Investor/Transferor Allocations                       Allocations           Interest              Interest
----------------------------------                       -----------           --------              --------

Beginning Invested /Transferor Amount                   886,548,532.77       700,000,000.00       186,548,532.77
Beginning Adjusted Invested Amount                                 N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                     N/A             78.9579%             21.0421%
Principal Allocation Percentage                                    N/A             78.9579%             21.0421%
Collections of Finance Chg. Receivables                  16,447,653.45        12,986,719.84         3,460,933.62
Collections of Principal Receivables                    230,462,193.66       181,968,081.38        48,494,112.28
Defaulted Amount                                          2,444,084.85         1,929,797.78           514,287.06

Ending Invested / Transferor Amounts                    929,213,376.97       700,000,000.00       229,213,376.97


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                    Class A                  Class B             Interest           Total
--------------------------------------                    -------                  -------             --------           -----

Principal Funding Account                                         0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                               0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                  0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                           0.00                 0.00                 0.00                0.00

Coupon December 15, 2005 - January 16, 2006                    4.3694%              4.5094%              4.6194%
Monthly Interest Due                                      2,341,077.39           217,013.91           266,769.20        2,824,860.50
Outstanding Monthly Interest Due                                  0.00                 0.00                 0.00                0.00
Additional Interest Due                                           0.00                 0.00                 0.00                0.00
Total Interest Due                                        2,341,077.39           217,013.91           266,769.20        2,824,860.50
Investor Default Amount                                   1,611,381.15           144,734.83           173,681.80        1,929,797.78
Investor Monthly Fees Due                                   974,166.67            87,500.00           105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,926,625.21           449,248.75           545,451.00        5,921,324.95

Reallocated Investor Finance Charge Collections                                                                        12,913,045.11
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             18.4741%
Base Rate                                                                                                                    6.3070%
Excess Spread Percentage                                                                                                    11.9858%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions              Class A                  Class B             Interest         Total
--------------------------------------------              -------                  -------             --------         -----

Beginning Certificates Balance                          584,500,000.00        52,500,000.00        63,000,000.00     700,000,000.00
Interest Distributions                                    2,341,077.39           217,013.91           266,769.20       2,824,860.50
Principal Deposits - Prin. Funding Account                        0.00                 0.00                 0.00               0.00
Principal Distributions                                           0.00                 0.00                 0.00               0.00
Total Distributions                                       2,341,077.39           217,013.91           266,769.20       2,824,860.50
Ending Certificates Balance                             584,500,000.00        52,500,000.00        63,000,000.00     700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.01

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.01

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,258,489.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $266,769.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,991,720.16

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,782,392.67

          a.   Class A Monthly Interest:                                                         $2,341,077.39
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,611,381.15
          e.   Excess Spread:                                                                    $6,829,934.13

     2.   Class B Available Funds:                                                                 $968,478.38

          a.   Class B Monthly Interest:                                                           $217,013.91
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $751,464.47

     3.   Collateral Available Funds:                                                            $1,162,174.06

          a.   Excess Spread:                                                                    $1,162,174.06

     4.   Total Excess Spread:                                                                   $8,743,572.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $230,462,193.66

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $181,968,081.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,968,081.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,929,797.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,897,879.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,897,879.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $8,743,572.66
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $144,734.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $266,769.20
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $173,681.80
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,991,720.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3070%
          b.   Prior Monthly Period                                                                    6.2385%
          c.   Second Prior Monthly Period                                                             6.1563%

     2.   Three Month Average Base Rate                                                                6.2339%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.4741%
          b.   Prior Monthly Period                                                                   14.2839%
          c.   Second Prior Monthly Period                                                            16.0277%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.2619%

XXX. Series 2005-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest               Interest
----------------------------------                      -----------           --------               --------

Beginning Invested /Transferor Amount                  886,548,532.77      700,000,000.00        186,548,532.77
Beginning Adjusted Invested Amount                                N/A      700,000,000.00                   N/A
Floating Allocation Percentage                                    N/A            78.9579%              21.0421%
Principal Allocation Percentage                                   N/A            78.9579%              21.0421%
Collections of Finance Chg. Receivables                 16,447,653.45       12,986,719.84          3,460,933.62
Collections of Principal Receivables                   230,462,193.66      181,968,081.38         48,494,112.28
Defaulted Amount                                         2,444,084.85        1,929,797.78            514,287.06

Ending Invested / Transferor Amounts                   929,213,376.97      700,000,000.00        229,213,376.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B              Interest          Total
--------------------------------------                    -------                 -------              --------          -----

Principal Funding Account                                       0.00                0.00                  0.00                0.00
Investment Proceeds for Monthly Period                          0.00                0.00                  0.00                0.00
Reserve Draw Amount                                             0.00                0.00                  0.00                0.00
Available Reserve Account Amount                                0.00                0.00                  0.00                0.00
Reserve Account Surplus                                         0.00                0.00                  0.00                0.00

Coupon December 15, 2005 - January 16, 2006                  4.4394%             4.6394%               4.7794%
Monthly Interest Due                                    2,378,582.81          223,270.16            276,009.20        2,877,862.17
Outstanding Monthly Interest Due                                0.00                0.00                  0.00                0.00
Additional Interest Due                                         0.00                0.00                  0.00                0.00
Total Interest Due                                      2,378,582.81          223,270.16            276,009.20        2,877,862.17
Investor Default Amount                                 1,611,381.15          144,734.83            173,681.80        1,929,797.78
Investor Monthly Fees Due                                 974,166.67           87,500.00            105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,964,130.63          455,505.00            554,691.00        5,974,326.62

Reallocated Investor Finance Charge Collections                                                                      12,966,046.78
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.5633%
Base Rate                                                                                                                  6.3907%
Excess Spread Percentage                                                                                                  11.9858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions              Class A                 Class B              Interest          Total
--------------------------------------------              -------                 -------              --------          -----

Beginning Certificates Balance                         584,500,000.00       52,500,000.00         63,000,000.00      700,000,000.00
Interest Distributions                                   2,378,582.81          223,270.16            276,009.20        2,877,862.17
Principal Deposits - Prin. Funding Account                       0.00                0.00                  0.00                0.00
Principal Distributions                                          0.00                0.00                  0.00                0.00
Total Distributions                                      2,378,582.81          223,270.16            276,009.20        2,877,862.17
Ending Certificates Balance                            584,500,000.00       52,500,000.00         63,000,000.00      700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.07

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.07

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.25

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.25

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,267,729.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $276,009.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,991,720.16

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,826,649.06

          a.   Class A Monthly Interest:                                                         $2,378,582.81
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,611,381.15
          e.   Excess Spread:                                                                    $6,836,685.10

     2.   Class B Available Funds:                                                                 $972,453.51

          a.   Class B Monthly Interest:                                                           $223,270.16
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $749,183.35

     3.   Collateral Available Funds:                                                            $1,166,944.21

          a.   Excess Spread:                                                                    $1,166,944.21

     4.   Total Excess Spread:                                                                   $8,752,812.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $230,462,193.66

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $181,968,081.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,968,081.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,929,797.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,897,879.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,897,879.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $8,752,812.66
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $144,734.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $276,009.20
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $173,681.80
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,991,720.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3907%
          b.   Prior Monthly Period                                                                    6.3222%
          c.   Second Prior Monthly Period                                                             6.2400%

     2.   Three Month Average Base Rate                                                                6.3177%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5633%
          b.   Prior Monthly Period                                                                   14.3650%
          c.   Second Prior Monthly Period                                                            16.1086%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.3456%

XXX. Series 2005-8 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations            Interest               Interest
----------------------------------                   -----------            --------               --------

Beginning Invested /Transferor Amount               633,248,951.98        500,000,000.00        133,248,951.98
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                 N/A              78.9579%              21.0421%
Principal Allocation Percentage                                N/A              78.9579%              21.0421%
Collections of Finance Chg. Receivables              11,748,323.89          9,276,228.45          2,472,095.44
Collections of Principal Receivables                164,615,852.61        129,977,200.99         34,638,651.63
Defaulted Amount                                      1,745,774.89          1,378,426.99            367,347.90

Ending Invested / Transferor Amounts                663,723,840.69        500,000,000.00        163,723,840.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B              Interest         Total
--------------------------------------                  -------                   -------              --------         -----

Principal Funding Account                                      0.00                  0.00                  0.00               0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                  0.00               0.00
Reserve Draw Amount                                            0.00                  0.00                  0.00               0.00
Available Reserve Account Amount                               0.00                  0.00                  0.00               0.00
Reserve Account Surplus                                        0.00                  0.00                  0.00               0.00

Coupon December 15, 2005 - January 16, 2006                 4.3994%               4.5394%               4.6994%
Monthly Interest Due                                   1,683,679.39            156,041.19            193,849.43       2,033,570.00
Outstanding Monthly Interest Due                               0.00                  0.00                  0.00               0.00
Additional Interest Due                                        0.00                  0.00                  0.00               0.00
Total Interest Due                                     1,683,679.39            156,041.19            193,849.43       2,033,570.00
Investor Default Amount                                1,150,986.54            103,382.02            124,058.43       1,378,426.99
Investor Monthly Fees Due                                695,833.33             62,500.00             75,000.00         833,333.33
Investor Additional Amounts Due
Total Due                                              3,530,499.26            321,923.21            392,907.85       4,245,330.32

Reallocated Investor Finance Charge Collections                                                                       9,239,416.15
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           18.5114%
Base Rate                                                                                                                  6.3419%
Excess Spread Percentage                                                                                                  11.9858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions            Class A                   Class B              Interest         Total
--------------------------------------------            -------                   -------              --------         -----

Beginning Certificates Balance                        417,500,000.00         37,500,000.00         45,000,000.00     500,000,000.00
Interest Distributions                                  1,683,679.39            156,041.19            193,849.43       2,033,570.00
Principal Deposits - Prin. Funding Account                      0.00                  0.00                  0.00               0.00
Principal Distributions                                         0.00                  0.00                  0.00               0.00
Total Distributions                                     1,683,679.39            156,041.19            193,849.43       2,033,570.00
Ending Certificates Balance                           417,500,000.00         37,500,000.00         45,000,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.03

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.03

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.16

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.16

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,187,935.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $193,849.43

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,994,085.83

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,714,912.49

          a.   Class A Monthly Interest:                                                         $1,683,679.39
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,150,986.54
          e.   Excess Spread:                                                                    $4,880,246.56

     2.   Class B Available Funds:                                                                 $692,956.21

          a.   Class B Monthly Interest:                                                           $156,041.19
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $536,915.02

     3.   Collateral Available Funds:                                                              $831,547.45

          a.   Excess Spread:                                                                      $831,547.45

     4.   Total Excess Spread:                                                                   $6,248,709.04

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.9579%

     2.   Series 2005-8 Allocable Principal
          Collections:                                                                         $164,615,852.61

     3.   Principal Allocation Percentage of
          Series 2005-8 Allocable Principal
          Collections:                                                                         $129,977,200.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $129,977,200.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-8:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,378,426.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $131,355,627.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $131,355,627.98


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-8

     1.   Excess Spread:                                                                         $6,248,709.04
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $103,382.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $193,849.43
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $124,058.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,994,085.83

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3419%
          b.   Prior Monthly Period                                                                    6.3197%
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.5114%
          b.   Prior Monthly Period                                                                   13.3934%
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A